                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(A) of the Securities
                     Exchange Act of 1934 (Amendment No.__ )

Filed by the Registrant    [X]
Filed by a Party other than the Registrant    [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement              [ ]  Confidential, for Use of the
                                                   Commission Only (as permitted
                                                   by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                               AARP INCOME TRUST
                (Name of Registrant as Specified in Its Charter)

                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:

(2)  Form, Schedule or Registration Statement no.:

(3)  Filing Party:

(4)  Date Filed:

[AARP SCUDDER LOGO]


                               IMPORTANT NEWS FOR



                 AARP GNMA AND U.S. TREASURY FUND SHAREHOLDERS


    While we encourage you to read the full text of the enclosed Proxy Statement, here's a brief overview of some matters affecting your Fund that will be the subject of a shareholder vote.

                             QUESTIONS AND ANSWERS

Q: WHAT AM I BEING ASKED TO VOTE ON?


A: You are being asked to vote on three proposals: The election of a new Board of Trustees, a new investment management agreement, and the ratification of the selection of PricewaterhouseCoopers LLP as the independent accountants of your Fund for the current fiscal year. THE BOARD OF YOUR FUND RECOMMENDS THAT YOU VOTE IN FAVOR OF EACH PROPOSAL.


Q: WHY AM I BEING ASKED TO VOTE ON A NEW BOARD OF TRUSTEES?


A: As part of a larger effort to restructure the Scudder Family of Funds and the funds currently offered through the AARP Investment Program, the Board of your Fund has voted in favor of creating a single board of trustees/directors responsible for most Scudder Funds. It is proposed that this board would continue to have AARP representation. It is the Board's belief that this has the potential for increasing efficiency and benefiting fund shareholders. The Board also believes that a single board, responsible for overseeing most of the no-load funds advised by Scudder Kemper Investments, Inc. will be more effective in representing shareholder interests. THE BOARD OF YOUR FUND RECOMMENDS THAT YOU VOTE IN FAVOR OF EACH NOMINEE.


Q: WHY AM I BEING ASKED TO APPROVE A NEW INVESTMENT MANAGEMENT AGREEMENT?


A: As part of this larger restructuring, most of the funds offered through the AARP Investment Program are being combined with similar funds in the Scudder Family of Funds. The current investment management fee for your fund is computed based partially on the amount of assets in all but two of the funds offered through the AARP Investment Program. Since many of these funds are now going to be combined with similar Scudder Funds, it is necessary to change the way this fee is calculated. Under most circumstances, the fee rate under the proposed investment management agreement is equal to or lower than the fee rate under the current investment management agreement. THE BOARD OF YOUR FUND RECOMMENDS THAT YOU VOTE IN FAVOR OF THIS PROPOSAL.


Q: HOW DOES THIS AFFECT THE AARP INVESTMENT PROGRAM?


A: This consolidation of similar funds will enable Scudder Kemper to offer a broader range of investment choices through the AARP Investment Program. Although the name of your Fund will change to Scudder GNMA Fund, your Fund will maintain its policy of seeking downside risk and of not investing in tobacco-producing companies. There are no plans to change the characteristics of the AARP Investment Program:



    - AARP Classes will be created in the Scudder Funds for investors in the AARP Investment Program.


    - Scudder Kemper will continue its STRONG COMMITMENT TO EDUCATION, both for AARP Investment Program shareholders and for AARP members in general.


    - AARP, through its for-profit subsidiary, will continue to OVERSEE SERVICE LEVELS AND COMMUNICATIONS to shareholders in the AARP Investment Program and to AARP members. AARP will also continue to PROVIDE INSIGHT AND DIRECTION as to what best represents the interests and concerns of its membership.


    - Scudder Kemper will continue to develop NEW PRODUCTS AND SERVICES with the interests of AARP members in mind.

    - Scudder Kemper will MAINTAIN SEPARATE RECORDS for AARP Investment Program shareholders.

Q: ARE THERE OTHER PROPOSALS I WILL BE VOTING ON?

A: You are also being asked to ratify the selection of PricewaterhouseCoopers
    LLP as the independent accountants of your Fund for the current fiscal year. THE BOARD OF YOUR FUND RECOMMENDS THAT YOU VOTE IN FAVOR OF THIS PROPOSAL.


Q: WHEN WILL THESE CHANGES TAKE EFFECT?



A: The Board expects that the proposed changes will take effect during the third calendar quarter of this year if the proposals are approved.


Q: WHOM SHOULD I CALL FOR MORE INFORMATION ABOUT THIS PROXY STATEMENT?

A: Please call Shareholder Communications Corporation, your Fund's information agent, at 1-800-605-1203.

                                                                  April 18, 2000



Dear AARP Investment Program Shareholder,



    Scudder Kemper Investments, investment manager for the AARP Investment Program, is proposing a series of changes to offer you a wider range of fund options to meet a broader range of investment goals. The current offering of 16 AARP mutual funds will soon expand to include 43 funds, six of which will maintain a risk-managed focus. This will be accomplished by making the entire lineup of funds from the Scudder Family of Funds available to AARP Investment Program shareholders. In addition, subject to shareholder approval, most AARP Investment Program funds will be combined with Scudder Funds that have similar investment objectives. The funds will be called Scudder Funds, indicating Scudder Kemper's distinct role as investment manager of the funds.



    The involvement and level of participation from AARP in the AARP Investment Program from Scudder is not changing. AARP will continue to oversee the Investment Program's service quality and communications; and AARP will continue to provide insight and direction as to what best represents the interests and concerns of its membership.



PLEASE READ THE ENCLOSED MATERIALS



    Enclosed with this letter is a packet of materials we ask that you read and, where applicable, fill out and return to us. The Q&A that begins on the front cover of the proxy statement explains the proposals we're making, why we're making them, and how they apply to your AARP fund. The packet also contains a proxy card.



    After careful review, the members of your Fund's Board have approved each of the proposals explained in the Q&A and described in the proxy statement. THE BOARD RECOMMENDS THAT YOU READ THE ENCLOSED MATERIALS CAREFULLY AND THEN VOTE FOR ALL THE PROPOSALS. (Because many of the funds for which Scudder Kemper acts as investment manager are holding shareholder meetings, you may receive more than one proxy card. If so, please vote each one.)



    Your vote is important to us. Once you've voted, please sign and date the proxy card and return it in the enclosed postpaid envelope. If you prefer, you can save time and postage cost by voting on the Internet or by telephone -- the enclosed flyer describes how. If we do not hear from you by May 17, our proxy solicitor may contact you. Thank you for your response and for your continued investment in the AARP Investment Program.



Respectfully,



/s/ Edmond D. Villani              /s/ Linda C. Coughlin
Edmond D. Villani                  Linda C. Coughlin
Chief Executive Officer            Chairperson
Scudder Kemper Investments, Inc.   Board of Trustees
                                   AARP Investment Program

                        AARP GNMA AND U.S. TREASURY FUND
                           --------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

    Please take notice that a Special Meeting of Shareholders (the "Meeting") of AARP GNMA and U.S. Treasury Fund (the "Fund"), a series of AARP Income Trust (the "Trust") will be held at the offices of Scudder Kemper Investments, Inc., 13th Floor, Two International Place, Boston, MA 02110-4103, on July 11, 2000, at 2:00 p.m., Eastern time, for the following purposes:

PROPOSAL 1:  To elect Trustees of the Trust;
PROPOSAL 2:  To approve or disapprove a new investment management agreement between the Fund and Scudder Kemper
             Investments, Inc.; and
PROPOSAL 3:  To ratify the selection of PricewaterhouseCoopers LLP as the independent accountants for the Fund for the Fund's current fiscal year.

    The appointed proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments thereof.

    Holders of record of shares of the Fund at the close of business on April 17, 2000 are entitled to vote at the Meeting and at any adjournments thereof.

    In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote AGAINST any such adjournment those proxies to be voted against that Proposal.

                                     By Order of the Board,

                                     /s/ Kathryn L. Quirk

                                     Kathryn L. Quirk
                                     Secretary


April 18, 2000


    IMPORTANT -- WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD(S) AND RETURN IT IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE (OR TO TAKE ADVANTAGE OF THE ELECTRONIC OR TELEPHONIC VOTING PROCEDURES DESCRIBED ON THE PROXY CARD(S)). YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD(S) (OR YOUR VOTING BY OTHER AVAILABLE MEANS) MAY SAVE THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS. IF YOU WISH TO ATTEND THE MEETING AND VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL STILL BE ABLE TO DO SO.

                               AARP INCOME TRUST
                                 AARP GNMA AND
                               U.S. TREASURY FUND



                            TWO INTERNATIONAL PLACE
                        BOSTON, MASSACHUSETTS 02110-4103


                           --------------------------

                                PROXY STATEMENT

                           --------------------------

GENERAL


    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board," the Trustees of which are referred to as the "Trustees") of AARP Income Trust (the "Trust") for use at the Special Meeting of Shareholders of AARP GNMA and U.S. Treasury Fund (the "Fund"), to be held at the offices of Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Investment Manager"), 13th Floor, Two International Place, Boston, Massachusetts 02110-4103, on July 11, 2000, at 2:00 p.m., Eastern time, and at any and all adjournments thereof (the "Meeting"). This Proxy Statement, the Notice of Meeting and the proxy card(s) are first being mailed to shareholders on or about April 18, 2000 or as soon as practicable thereafter.


    In the descriptions of the Proposals below, the word "fund" is sometimes used to mean an investment company or series thereof in general, and not the Fund whose proxy statement this is. In addition, for simplicity, actions are described in this Proxy Statement as being taken by the Fund, although all actions are actually taken by the Trust on behalf of the Fund.

    THE FUND PROVIDES PERIODIC REPORTS TO ITS SHAREHOLDERS WHICH HIGHLIGHT RELEVANT INFORMATION, INCLUDING INVESTMENT RESULTS AND A REVIEW OF PORTFOLIO CHANGES. YOU MAY RECEIVE AN ADDITIONAL COPY OF THE MOST RECENT ANNUAL REPORT FOR THE FUND AND A COPY OF ANY MORE RECENT SEMI-ANNUAL REPORT, WITHOUT CHARGE, BY CALLING (800) 253-2277 OR WRITING THE FUND, C/O SCUDDER KEMPER INVESTMENTS, INC., AT THE ADDRESS FOR THE FUND SHOWN AT THE BEGINNING OF THIS PROXY STATEMENT.

BACKGROUND

    Proposals 1 and 2 in this Proxy Statement are part of a program proposed by Scudder Kemper to respond to changing industry conditions and investor needs. Scudder Kemper seeks to offer the full line-up of the Scudder Family of Funds to members of the AARP Investment Program. The expanded offering should position the AARP Investment Program to meet the increasingly diverse needs of current and prospective AARP members.


    Scudder Kemper and AARP have advised the Board that they believe that the proposed changes in the AARP Investment Program from Scudder are in the interest of shareholders of the funds offered through the AARP Investment Program (the "AARP Funds") and AARP members. The Program would comprise the shares of the AARP Class of each of forty-three no-load funds, compared with the shares of the current sixteen and would retain its separate identity, with separate statements and lower minimum investments for participating shareholders; six core funds(1) would continue to have a risk-managed strategy; education will remain a focus of Scudder Kemper; and AARP will continue to be involved with the Program and is proposed to have Board representation.


    As part of this initiative, Scudder Kemper has sought ways to restructure and streamline the management and operations of the funds it advises. Scudder Kemper believes, and has advised the Board, that the consolidation of certain funds advised by it would benefit fund shareholders. Scudder Kemper has, therefore, proposed the consolidation of a number of no-load funds advised by it that Scudder Kemper believes have similar or compatible investment objectives and policies. In many cases, the proposed consolidations are designed to eliminate the substantial overlap in current offerings by the Scudder Funds and the AARP Funds, all of which are advised by Scudder Kemper. Consolidation plans are also proposed for other funds that have not gathered enough assets to operate efficiently and, in turn, have relatively high expense ratios. Scudder Kemper believes that these consolidations may help to enhance investment performance of funds and increase efficiency of operations. Many of the proposed consolidations are also expected to result in lower operating expenses for shareholders of acquired funds.

    Subject to the approval of the shareholders of Scudder GNMA Fund, the Fund will acquire the assets of Scudder GNMA Fund as part of the restructuring program. The current investment management agreement for the Fund, and all funds in the AARP Investment Program, includes two components: a fund-specific individual fee and a base fee based on the aggregate combined net assets of all AARP Funds, except for the series of AARP Managed Investment

------------------------

(1) The six core funds would be the Fund, Scudder Capital Growth Fund (currently known as AARP Capital Growth Fund), Scudder Small Company Stock Fund (currently known as AARP Small Company Stock Fund), Scudder Managed Municipal Bonds, Scudder Global Fund and Scudder Growth and Income Fund.

Portfolios Trust. Under Scudder Kemper's proposal, most of the AARP Funds would be consolidated with similar Scudder Funds. As described above, the restructuring proposal among other things continues the existence of the AARP Investment Program from Scudder and AARP's contributions to it, expands the investment options for Program participants to forty-three from sixteen (six of which will follow a risk-managed strategy), and eliminates "AARP" from fund names. Due to the restructuring plan, however, there would be no distinct AARP Funds. The AARP Investment Program would offer Scudder Funds to its participants. The base fee is, therefore, no longer applicable, and the Fund requires a new fee structure under its investment management agreement.



    It is anticipated that, effective upon the closing of the reorganization whereby all of the assets and liabilities of Scudder GNMA Fund would be acquired by the Fund (the "Reorganization"), the name of the Fund would be changed to Scudder GNMA Fund and the name of the Trust would be changed to Scudder Income Trust.



    There are currently five different Boards for the no-load funds advised by Scudder Kemper. Scudder Kemper believes, and has proposed to the boards, that creating a single board responsible for the AARP Funds and for the open-end, directly-distributed, no-load Scudder Funds would increase efficiency and benefit fund shareholders. This initiative is described in greater detail in Proposal 1 below. In Proposal 2 below, shareholders are being asked to approve a new investment management agreement between the Fund and Scudder Kemper. As described below, the new agreement is identical in all material respects to the Fund's current agreement, except for the dates of execution and termination and the fee rates.


                       PROPOSAL 1:  ELECTION OF TRUSTEES

    At the Meeting, as part of the overall restructuring effort outlined above, shareholders of the Fund will be asked to elect nine individuals to constitute the Board of Trustees of the Trust. These individuals were nominated after a careful and deliberate selection process by the present Board of Trustees of the Trust. The nominees for election, who are listed below, include seven persons who currently serve as Independent Trustees (as defined below) of the Trust or as independent trustees/directors of other no-load funds advised by Scudder Kemper and who have no affiliation with Scudder Kemper or the American Association of Retired Persons ("AARP"). The nominees listed below are being nominated for election as trustees/directors of the AARP Funds and of the open-end, directly-distributed, no-load Scudder Funds.

    As stated above, currently five different boards of trustees or directors are responsible for overseeing different groups of no-load funds advised by Scudder

Kemper. As part of a broader restructuring effort described above, Scudder Kemper has recommended, and the Board of Trustees has agreed, that shareholder interests can more effectively be represented by a single board with responsibility for overseeing substantially all of the Scudder no-load funds. Creation of a single, consolidated board should also provide certain administrative efficiencies and potential future cost savings for both the Fund and Scudder Kemper.

    Election of each of the listed nominees for Trustee on the Board requires the affirmative vote of a plurality of the votes cast at the Meeting, in person or by proxy. The persons named as proxies on the enclosed proxy card(s) will vote for the election of the nominees named below unless authority to vote for any or all of the nominees is withheld in the proxy. Each Trustee so elected will serve as a Trustee of the Trust until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of a successor or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the Trust. Each of the nominees has indicated that he or she is willing to serve as a Trustee. If any or all of the nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the current Trustees may recommend. The following paragraphs and table set forth information concerning the nominees and the Trustees not standing for re-election. Each nominee's or Trustee's age is in parentheses after his or her name. Unless otherwise noted, (i) each of the nominees and Trustees has engaged in the principal occupation(s) noted in the following paragraphs and table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each nominee is c/o Scudder Kemper Investments, Inc., Two International Place, Boston, MA 02110-4103.

NOMINEES FOR ELECTION AS TRUSTEES:

HENRY P. BECTON, JR. (56)

Henry P. Becton, Jr. is president of the WGBH Educational Foundation, producer and distributor of public broadcasting programming and educational and interactive software. He graduated from Yale University in 1965, where he was elected to Phi Beta Kappa. He received his J.D. degree CUM LAUDE from Harvard Law School in 1968. Mr. Becton is a member of the PBS Board of Directors, a Trustee of American Public Television, the New England Aquarium, the Boston Museum of Science, Concord Academy, and the Massachusetts Corporation for Educational Telecommunications, an Overseer of the Boston Museum of Fine Arts, and a member of the Board of Governors of the Banff International Television Festival Foundation. He is also a Director of Becton

Dickinson and Company and A.H. Belo Company, a Trustee of the Committee for Economic Development, and a member of the Board of Visitors of the Dimock Community Health Center, the Dean's Council of Harvard University's Graduate School of Education, and the Massachusetts Bar. Mr. Becton has served as a trustee or director of various mutual funds advised by Scudder Kemper since 1990.

LINDA C. COUGHLIN (48)*


Linda C. Coughlin, a Managing Director of Scudder Kemper, is head of Scudder Kemper's U.S. Retail Mutual Funds Business. Ms. Coughlin joined Scudder Kemper in 1986 and was a member of the firm's Board of Directors. She currently oversees the marketing, service and operations of Scudder Kemper retail businesses in the United States, which include the Scudder, Kemper, AARP, and closed-end fund families, and the direct and intermediary channels. She also serves as Chairperson of the AARP Investment Program from Scudder and as a Trustee of the Program's mutual funds. Ms. Coughlin is also a member of the Mutual Funds Management Group. Previously, she served as a regional Marketing Director in the retail banking division of Citibank and at the American Express Company as Director of Consumer Marketing for the mutual fund group.
Ms. Coughlin received a B.A. degree in economics SUMMA CUM LAUDE from Fordham University. Ms. Coughlin is currently a Trustee of the Trust and has served on the boards of various funds advised by Scudder Kemper, including the AARP Investment Program Funds, since 1996.


DAWN-MARIE DRISCOLL (53)

Dawn-Marie Driscoll is an Executive Fellow and Advisory Board member of the Center for Business Ethics at Bentley College, one of the nation's leading institutes devoted to the study and practice of business ethics. Ms. Driscoll is also president of Driscoll Associates, a consulting firm. She is a member of the Board of Governors of the Investment Company Institute and serves as Chairman of the Directors Services Committee. Ms. Driscoll was recently named 1999 "Fund Trustee of the Year" by Fund Directions, a publication of Institutional Investor, Inc. She has been a director, trustee and overseer of many civic and business institutions, including The Massachusetts Bay United Way and Regis College. Ms. Driscoll was formerly a law partner at Palmer & Dodge in Boston and served for over a decade as Vice President of Corporate Affairs and General Counsel of Filene's, the Boston-based department store chain. Ms. Driscoll received a B.A. from Regis College, a J.D. from Suffolk University Law School, a D.H.L. (honorary) from Suffolk University and a D.C.S. (honorary) from Bentley College Graduate School of Business. Ms. Driscoll has served as a trustee or director of various mutual funds advised by Scudder Kemper since 1987.

EDGAR R. FIEDLER (70)

Edgar R. Fiedler is Senior Fellow and Economic Counsellor at The Conference Board. He served as the Board's Vice President, Economic Research from 1975 to 1986 and as Vice President and Economic Counsellor from 1986 to 1996.
Mr. Fiedler's business experience includes positions at Eastman Kodak in Rochester (1956-59), Doubleday and Company in New York City (1959-60), and Bankers Trust Company in New York City (1960-69). He also served as Assistant Secretary of the Treasury for Economic Policy from 1971 to 1975. Mr. Fiedler graduated from the University of Wisconsin in 1951. He received his M.B.A. from the University of Michigan and his doctorate from New York University. During the 1980's, Mr. Fiedler was an Adjunct Professor of Economics at the Columbia University Graduate School of Business. From 1990 to 1991, he was the Stephen Edward Scarff Distinguished Professor at Lawrence University in Wisconsin.
Mr. Fiedler is a Director of The Stanley Works, Harris Insight Funds, Brazil Fund, and PEG Capital Management, Inc. He is currently a Trustee of the Trust and has served as a board member of various mutual funds advised by Scudder Kemper, including the AARP Investment Program Funds, since 1984.

KEITH R. FOX (46)

Keith R. Fox is the managing partner of the Exeter Group of Funds, a series of private equity funds with offices in New York and Boston, which he founded in 1986. The Exeter Group invests in a wide range of private equity situations, including venture capital, expansion financings, recapitalizations and management buyouts. Prior to forming Exeter, Mr. Fox was a director and vice president of BT Capital Corporation, a subsidiary of Bankers Trust New York Corporation organized as a small business investment company and based in New York City. Mr. Fox graduated from Oxford University in 1976, and in 1981 received an M.B.A. degree from the Harvard Business School. Mr. Fox is also a qualified accountant. He is a board member and former Chairman of the National Association of Small Business Investment Companies, and a director of Golden State Vintners, K-Communications, Progressive Holding Corporation and Facts On File, as well as a former director of over twenty companies. Mr. Fox has served as a trustee or director of various mutual funds advised by Scudder Kemper since 1996.

JOAN EDELMAN SPERO (55)

Joan E. Spero is the president of the Doris Duke Charitable Foundation, a position to which she was named in January 1997. From 1993 to 1997, Ms. Spero served as Undersecretary of State for Economic, Business and Agricultural Affairs under President Clinton. From 1981 to 1993, she was an executive at the American Express Company, where her last position was executive vice president for Corporate Affairs and Communications. Ms. Spero served as U.N. Ambassador to the United Nations Economic and Social Council under President Carter from 1980 to 1981. She was an assistant professor at Columbia University from 1973 to 1979. She graduated Phi Beta Kappa from the University of Wisconsin and holds a master's degree in international affairs and a doctorate in political science from Columbia University. Ms. Spero is a member of the Council on Foreign Relations and the Council of American Ambassadors. She also serves as a trustee of the Wisconsin Alumni Research Foundation, The Brookings Institution and Columbia University and is a Director of First Data Corporation. Ms. Spero has served as a trustee or director of various mutual funds advised by Scudder Kemper since 1998.

JEAN GLEASON STROMBERG (56)

Ms. Stromberg acts as a consultant on regulatory matters. From 1996 to 1997, Ms. Stromberg represented the U.S. General Accounting Office before Congress and elsewhere on issues involving banking, securities, securities markets, and government-sponsored enterprises. Prior to that, Ms. Stromberg was a corporate and securities law partner at the Washington, D.C. law office of Fulbright and Jaworski, a national law firm. She served as Associate Director of the Securities and Exchange Commission's Division of Investment Management from 1977 to 1979 and prior to that was Special Counsel for the Division of Corporation Finance from 1972 to 1977. Ms. Stromberg graduated Phi Beta Kappa from Wellesley College and received her law degree from Harvard Law School. From 1988 to 1991 and 1993 to 1996, she was a Trustee of the American Bar Retirement Association, the funding vehicle for American Bar Association-sponsored retirement plans.
Ms. Stromberg serves on the Wellesley College Business Leadership Council and the Council for Mutual Fund Director Education at Northwestern University Law School and was a panelist at the Securities and Exchange Commission's Investment Company Director's Roundtable. Ms. Stromberg is currently a Trustee of the Trust and has served as a board member of the AARP Investment Program Funds since 1997.

JEAN C. TEMPEL (56)

Jean C. Tempel is a venture partner for Internet Capital Group, a strategic network of Internet partnership companies whose principal offices are in Wayne, Pennsylvania. Ms. Tempel concentrates on investment opportunities in the Boston area. She spent 25 years in technology/operations executive management at various New England banks, building custody operations and real time financial/securities processing systems, most recently as Chief Operations Officer at The Boston Company. From 1991 until 1993 she was president/COO of Safeguard Scientifics, a Pennsylvania technology venture company. In that role she was a founding investor, director and vice chairman of Cambridge Technology Partners. She is a director of XLVision, Inc., Marathon Technologies, Inc., Aberdeen Group and Sonesta Hotels International, and is a Trustee of Northeastern University, Connecticut College, and The Commonwealth Institute. She received a B.A. from Connecticut College, an M.S. from Rensselaer Polytechnic Institute of New York, and attended Harvard Business School's Advanced Management Program. Ms. Tempel has served as a trustee or director of various mutual funds advised by Scudder Kemper since 1994.

STEVEN ZALEZNICK (45)*

Steven Zaleznick is President and CEO of AARP Services, Inc., a wholly-owned and independently-operated subsidiary of AARP which manages a range of products and services offered to AARP members, provides marketing services to AARP and its member service providers and establishes an electronic commerce presence for AARP members. Mr. Zaleznick previously served as AARP's general counsel for nine years. He was responsible for the legal affairs of AARP, which included tax and legal matters affecting non-profit organizations, contract negotiations, publication review and public policy litigation. In 1979, he joined AARP as a legislation representative responsible for issues involving taxes, pensions, age discrimination, and other national issues affecting older Americans.
Mr. Zaleznick is President of the Board of Cradle of Hope Adoption Center in Washington, D.C. He is a former treasurer and currently a board member of the National Senior Citizens Law Center. Mr. Zaleznick received his B.A. in economics from Brown University. He received his J.D. degree from Georgetown University Law Center and is a member of the District of Columbia Bar Association.

TRUSTEES NOT STANDING FOR RE-ELECTION:


                                         PRESENT OFFICE WITH THE TRUST;
                                       PRINCIPAL OCCUPATION OR EMPLOYMENT
NAME (AGE)                                      AND DIRECTORSHIPS
----------                             -----------------------------------
Carole Lewis Anderson (55)...........  Trustee; Principal, Suburban
                                       Capital Markets, Inc.
                                       (1995-Present). Ms. Anderson serves
                                       on the boards of an additional 4
                                       trusts whose funds are advised by
                                       Scudder Kemper.

Adelaide Attard (69).................  Trustee; Member, NYC Department of
                                       Aging Advisory Council (1995-
                                       Present. Ms. Attard serves on the
                                       boards of an additional 4 trusts
                                       whose funds are advised by Scudder
                                       Kemper.

Robert N. Butler, M.D. (73)..........  Trustee; Director, International
                                       Longevity Center and Professor of
                                       Geriatrics and Adult Development;
                                       Chairman, Henry L. Schwartz
                                       Department of Geriatrics and Adult
                                       Development, Mount Sinai Medical
                                       Center (1982-present). Dr. Butler
                                       serves on the boards of an
                                       additional 4 trusts whose funds are
                                       advised by Scudder Kemper.

Esther Canja (72)*...................  Trustee; President-Elect of AARP
                                       (to assume the Presidency in
                                       May 2000); Trustee and
                                       Chairperson, AARP Group Health
                                       Insurance Plan. Ms. Canja serves on
                                       the boards of an additional 4
                                       trusts whose funds are advised by
                                       Scudder Kemper.

Lt. Gen. Eugene P. Forrester (73)....  Trustee; Lt. General (Retired),
                                       U.S. Army; International Trade
                                       Counselor (1983-present);
                                       Consultant. Lt. Gen. Forrester
                                       serves on the boards of an
                                       additional 4 trusts whose funds are
                                       advised by Scudder Kemper.

                                         PRESENT OFFICE WITH THE TRUST;
                                       PRINCIPAL OCCUPATION OR EMPLOYMENT
NAME (AGE)                                      AND DIRECTORSHIPS
----------                             -----------------------------------
George L. Maddox, Jr. (74)...........  Trustee; Professor Emeritus and
                                       Director, Long Term Care Resources
                                       Program, Duke University Medical
                                       Center; Professor Emeritus of
                                       Sociology, Departments of Sociology
                                       and Psychiatry, Duke University.
                                       Mr. Maddox serves on the boards of
                                       an additional 4 trusts whose funds
                                       are advised by Scudder Kemper.

Robert J. Myers (87).................  Trustee; Actuarial Consultant
                                       (1983-present). Mr. Myers serves on
                                       the boards of an additional 4
                                       trusts whose funds are advised by
                                       Scudder Kemper.

James H. Schulz (63).................  Trustee; Professor of Economics and
                                       Kirstein Professor of Aging Policy,
                                       Policy Center on Aging, Florence
                                       Heller School, Brandeis University.
                                       Mr. Schulz serves on the boards of
                                       an additional 4 trusts whose funds
                                       are advised by Scudder Kemper.

Gordon Shillinglaw (74)..............  Trustee; Professor Emeritus of
                                       Accounting, Columbia University
                                       Graduate School of Business.
                                       Mr. Shillinglaw serves on the
                                       boards of an additional 4 trusts
                                       whose funds are advised by Scudder
                                       Kemper.

------------------------

* Nominee or Trustee considered by the Trust and its counsel to be an "interested person" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Trust, Scudder Kemper or AARP because of his or her employment by Scudder Kemper or AARP, and, in some cases, holding offices with the Trust.

RESPONSIBILITIES OF THE BOARD -- BOARD AND COMMITTEE MEETINGS

    A fund's board is responsible for the general oversight of fund business. The board that is proposed for shareholder voting at the Meeting is comprised of two individuals who are considered "interested" Trustees, and seven individuals who have no affiliation with Scudder Kemper or AARP and who are called

"independent" Trustees (the "Independent Trustees"). The Securities and Exchange Commission (the "SEC") has recently proposed a rule that would require a majority of the board members of a fund to be "independent" if the fund were to take advantage of certain exemptive rules under the 1940 Act. On the proposed Board of Trustees, if approved by shareholders, nearly 78% will be Independent Trustees. The Independent Trustees have been nominated solely by the current Independent Trustees of the Trust, a practice also favored by the SEC. The Independent Trustees have primary responsibility for assuring that the Trust is managed in the best interests of its shareholders.

    The Trustees meet several times during the year to review the investment performance of the Fund and other operational matters, including policies and procedures designed to assure compliance with regulatory and other requirements. Furthermore, the Independent Trustees review the fees paid to the Investment Manager and its affiliates for investment advisory services and other administrative and shareholder services. The Trustees have adopted several policies and practices which help ensure their effectiveness and independence in reviewing fees and representing shareholders. Many of these are similar to those suggested in the Investment Company Institute's 1999 Report of the Advisory Group on Best Practices for Fund Directors (the "Advisory Group Report"). For example, the Independent Trustees select independent legal counsel to work with them in reviewing fees, advisory and other contracts and overseeing fund matters. The Trustees are also assisted in this regard by the funds' independent public accountants and other independent experts retained from time to time for this purpose. The Independent Trustees regularly meet privately with their counsel and other advisors. In addition, the Independent Trustees from time to time have appointed task forces and subcommittees from their members to focus on particular matters.

    The Board has an Audit Committee and a Committee on Independent Trustees, the responsibilities of which are described below. In addition, the Board has an Executive Committee, a Shareholder Service Committee and a Valuation Committee.

AUDIT COMMITTEE

    The Audit Committee reviews with management and the independent public accountants for each series of the Trust, among other things, the scope of the audit and the internal controls of each series and its agents, reviews and approves in advance the type of services to be rendered by independent accountants, recommends the selection of independent accountants for each series of the Trust to the Board, reviews the independence of such firm and, in general, considers and reports to the Board on matters regarding the accounting and financial reporting practices for each series of the Trust.


    As suggested by the Advisory Group Report, the Trust's Audit Committee is comprised of only Independent Trustees (all of whom serve on the committee), meets privately with the independent accountants of each series of the Trust, will receive annual representations from the accountants as to their independence, and has a written charter that delineates the committee's duties and powers.


COMMITTEE ON INDEPENDENT TRUSTEES

    The Board of Trustees of the Trust has a Committee on Independent Trustees, comprised of all of the Independent Trustees, charged with the duty of making all nominations of Independent Trustees, establishing Trustees' compensation policies and reviewing matters relating to the Independent Trustees.

ATTENDANCE

    The full Board of Trustees of the Trust met five times, the Audit Committee met two times and the Committee on Independent Trustees met five times during calendar year 1999. Each then current Trustee attended 100% of the total meetings of the Board and each above named committee on which he or she served as a regular member that were held during that period, except Esther Canja, Robert J. Myers, James H. Schulz and Robert N. Butler, who attended 90%, 92%, 92% and 83%, respectively, of those meetings. In addition to these Board and committee meetings, the Trustees of the Trust attended various other meetings on behalf of the Trust during the year, including meetings with their independent legal counsel and informational meetings.

OFFICERS

    The following persons are officers of the Trust:


                               PRESENT OFFICE WITH THE TRUST; PRINCIPAL   YEAR FIRST BECAME
NAME (AGE)                           OCCUPATION OR EMPLOYMENT(1)            AN OFFICER(2)
----------                     ----------------------------------------   -----------------
Linda C. Coughlin (48).......  Trustee and President; Managing Director
                               of Scudder Kemper                                2000

William Glavin (41)..........  Vice President; Managing Director of
                               Scudder Kemper                                   1997

Ann M. McCreary (43).........  Vice President; Managing Director of
                               Scudder Kemper                                   1998

                               PRESENT OFFICE WITH THE TRUST; PRINCIPAL   YEAR FIRST BECAME
NAME (AGE)                           OCCUPATION OR EMPLOYMENT(1)            AN OFFICER(2)
----------                     ----------------------------------------   -----------------
James Masur (39).............  Vice President; Senior Vice President of
                               Scudder Kemper                                   1999

John Millette (37)...........  Vice President and Assistant Secretary;
                               Vice President of Scudder Kemper                 1999

James W. Pasman (47).........  Vice President; Senior Vice President of
                               Scudder Kemper                                   1996

Kathryn L. Quirk (47)........  Vice President and Secretary; Managing
                               Director of Scudder Kemper                       1997

John Hebble (41).............  Treasurer; Senior Vice President of
                               Scudder Kemper                                   1997


------------------------


(1) Unless otherwise stated, all of the officers have been associated with their respective companies for more than five years, although not necessarily in the same capacity.



(2) The President, Treasurer and Secretary each holds office until his or her successor has been duly elected and qualified, and all other officers hold offices in accordance with the By-laws of the Trust.


COMPENSATION OF TRUSTEES AND OFFICERS


    The Trust pays each Independent Trustee an annual Trustee's fee plus specified amounts for Board and committee meetings attended and reimburses for expenses related to the business of any series of the Trust. As of April 1, 1999, each Independent Trustee receives an aggregate annual Trustee's fee of $12,000 for service on the boards of trustees of the AARP Funds. (Prior to April 1, 1999, the annual Trustee's fee was $10,000.) Each Independent Trustee also receives fees of $175 per fund for attending each meeting of the Board and between $80 and $150 per fund (depending on meeting type) for attending each committee meeting, or meeting held for the purpose of considering arrangements between the Trust and Scudder Kemper, or any of its affiliates. The newly-constituted Board may determine to change its compensation structure.


    The current compensation package for the Independent Trustees of the Trust has not included any provisions for pensions or other retirement benefits. A one-time benefit, however, will be provided to those Independent Trustees who are not standing for re-election in an amount equal to twice a Trustee's calendar year 1999 compensation from the AARP Funds. Inasmuch as Scudder

Kemper will also benefit from the administrative efficiencies of a consolidated board, Scudder Kemper has agreed to bear one-half of the cost of any such benefit.


    Scudder Kemper supervises the Trust's investments, pays the compensation and certain expenses of its personnel who serve as Trustees and officers of the Trust and receives a management fee for its services. Several of the Trust's officers and Trustees are also officers, directors, employees or stockholders of Scudder Kemper and participate in the fees paid to that firm, although the Trust makes no direct payments to them other than for reimbursement of travel expenses in connection with their attendance at certain Board and committee meetings.


    The following Compensation Table provides in tabular form the following data:

    COLUMN (1) All Trustees who receive compensation from the Trust.

    COLUMN (2) Aggregate compensation received by each Trustee of the Trust during calendar year 1999.

    COLUMN (3) Total compensation received by each Trustee from funds managed by Scudder Kemper (collectively, the "Fund Complex") during calendar year 1999.

                               COMPENSATION TABLE

                                                   AGGREGATE        TOTAL COMPENSATION
                                                  COMPENSATION       FROM FUND COMPLEX
TRUSTEES                                       (NUMBER OF SERIES)     PAID TO TRUSTEE
--------                                       ------------------  ---------------------
Carole Lewis Anderson........................  $10,103 (3 series)   $40,935 (16 funds)

Adelaide Attard..............................  $ 9,467 (3 series)   $38,375 (16 funds)

Robert N. Butler.............................  $ 8,714 (3 series)   $34,855 (16 funds)

Edgar R. Fiedler.............................  $ 7,948 (3 series)   $73,230 (29 funds)*

Eugene P. Forrester..........................  $10,103 (3 series)   $40,935 (16 funds)

George L. Maddox, Jr.........................  $10,103 (3 series)   $40,935 (16 funds)

Robert J. Myers..............................  $ 9,467 (3 series)   $38,200 (16 funds)

James H. Schulz..............................  $ 9,147 (3 series)   $37,095 (16 funds)

Gordon Shillinglaw...........................  $ 9,840 (3 series)   $44,280 (16 funds)

Jean Gleason Stromberg.......................  $10,106 (3 series)   $40,935 (16 funds)

------------------------

* Mr. Fiedler's total compensation includes $9,900 accrued, but not received, through a deferred compensation program for serving on the Board of Directors of Scudder Fund, Inc.

THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS OF THE FUND VOTE FOR EACH NOMINEE.

       PROPOSAL 2:  APPROVAL OF PROPOSED INVESTMENT MANAGEMENT AGREEMENT

INTRODUCTION

    Proposal 2 seeks shareholder approval of a new investment management agreement between Scudder Kemper and the Fund.


    Scudder Kemper acts as the investment manager to the Fund pursuant to an investment management agreement entered into by the Fund and Scudder Kemper. The investment management agreement currently in effect between the Fund and Scudder Kemper is referred to in this Proxy Statement as the "Current Investment Management Agreement." The Board is proposing that shareholders of the Fund approve a new investment management agreement between the Fund and Scudder Kemper (the "Proposed Investment Management Agreement," together with the Current Investment Management Agreement, the "Investment Management Agreements"). (A copy of the Proposed Investment Management Agreement, marked to show changes against the

Current Investment Management Agreement, is attached hereto as Exhibit A.) The material terms of the Investment Management Agreements are described under "Description of the Investment Management Agreements" below.


    The information set forth in this Proxy Statement and the accompanying materials concerning Scudder Kemper and its affiliates has been provided to the Fund by Scudder Kemper.

    The Current Investment Management Agreement is identical in all material respects to the Proposed Investment Management Agreement, except for (i) the dates of execution and termination; and (ii) the fee structure. Under most circumstances, the fee rate under the Proposed Investment Management Agreement is equal to or less than the fee rate under the Current Investment Management Agreement. Because, as described earlier, the portion of the fee determined under the Current Investment Management Agreement on the basis of the aggregate combined net assets of all AARP Funds, except for the series of AARP Managed Investment Portfolios Trust, would be eliminated under the Proposed Investment Management Agreement, it is possible that, under certain circumstances (i.e., where the applicable net assets of the AARP Investment Program increase to $16.5 billion), the fee rate under the Current Investment Management Agreement could be lower than the fee rate under the Proposed Investment Management Agreement. Due to the consolidation of AARP Funds and Scudder Funds, it is no longer feasible for a component of the fee rate paid under the Fund's investment management agreement to be based on assets in the AARP Investment Program.


BOARD'S RECOMMENDATION


    On February 7, 2000, the Board met and the Trustees of the Trust, including the Independent Trustees, voted to approve the Proposed Investment Management Agreement and to recommend approval to the shareholders of the Fund.

    For information about the Board's deliberations and the reasons for their recommendation, please see "Board's Evaluation" below.

BOARD'S EVALUATION

    Scudder Kemper first proposed the Proposed Investment Management Agreement to the Independent Trustees of the Trust at a meeting held on September 22, 1999. The Proposed Investment Management Agreement was presented to the Trustees and considered by them as part of a broader initiative by Scudder Kemper to restructure many of the mutual funds offered through its no-load distribution channels. This initiative was undertaken in response to competitive developments in the mutual fund industry and includes four major components:

        (i) The combination of funds with similar investment objectives and policies, including in particular the combination of the AARP Funds with similar Scudder Funds currently offered to the general public;

        (ii) The liquidation of certain small funds which have not achieved market acceptance and which are unlikely to reach an efficient operating size;


       (iii) The implementation of administration agreements covering, for a single fee rate, substantially all services and expenses required for the operation of the funds, other than those provided under each fund's investment management agreement; and



        (iv) The consolidation of the separate boards of trustees or directors currently responsible for overseeing several groups of no-load funds managed by Scudder Kemper into a single board.


    The Independent Trustees reviewed the potential implications of these proposals for the Fund as well as the various other funds for which they serve as trustees/directors. They were assisted in this review by their independent legal counsel and by independent consultants with special expertise in financial and mutual fund industry matters. Following the September 22 meeting, the Independent Trustees met in person or by telephone on several occasions (including committee meetings) to review and discuss these proposals, both among themselves and with representatives of Scudder Kemper. In the course of their review, the Independent Trustees requested and received substantial additional information and suggested numerous changes in Scudder Kemper's proposals, many of which were accepted.

    Following the conclusion of this process, the Independent Trustees, the independent trustees/directors of other funds involved and Scudder Kemper reached general agreement on the elements of a restructuring plan as it affects shareholders of various funds and, where required, agreed to submit elements of the plan for approval to shareholders of those Funds. On February 7, 2000, the Board, including all of the Independent Trustees, approved the terms of the Proposed Investment Management Agreement and certain related proposals. At the February 7, 2000 meeting, the Independent Trustees also agreed to recommend that the Proposed Investment Management Agreement be approved by the Fund's shareholders.

    In determining to recommend that the shareholders of the Fund vote to approve the Proposed Investment Management Agreement, the Board gave consideration to the increase in the Fund's net assets that would result from the Reorganization, and that the implementation of the Proposed Investment Management Agreement was contingent upon the closing of the Reorganization.

    During the course of their deliberations relating to the Proposed Investment Management Agreement, the Independent Trustees considered a variety of factors, including the nature, quality and extent of the services furnished by Scudder Kemper to the Fund; the necessity of Scudder Kemper's maintaining and enhancing its ability to retain and attract capable personnel to serve the Fund; the investment record of Scudder Kemper in managing the Fund; Scudder Kemper's profitability with respect to the Fund and the other investment companies managed by Scudder Kemper before marketing expenses paid by Scudder Kemper; possible economies of scale; Scudder Kemper's willingness to assume a major portion of the risk of increased costs of providing services to the Fund for a period of three years; comparative data as to investment performance, advisory fees and expense ratios; Scudder Kemper's expenditures in developing worthwhile and innovative shareholder services for the Fund; improvements in the quality and scope of the shareholder services provided to the Fund's shareholders; the advantages and possible disadvantages to the Fund of having an adviser of the Fund which also serves other investment companies as well as other accounts; possible benefits to Scudder Kemper from serving as adviser and from affiliates of Scudder Kemper serving as principal underwriter, transfer agent and fund accounting agent of the Fund; current and developing conditions in the financial services industry, the financial resources of Scudder Kemper and the continuance of appropriate incentives to assure that Scudder Kemper will continue to furnish high quality services to the Fund; and various other factors.


    BASED ON ALL OF THE FOREGOING, THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, APPROVED THE TERMS OF THE PROPOSED INVESTMENT MANAGEMENT AGREEMENT, AND RECOMMENDS THAT SHAREHOLDERS OF THE FUND APPROVE THE TERMS OF THE PROPOSED INVESTMENT MANAGEMENT AGREEMENT.


DESCRIPTION OF THE INVESTMENT MANAGEMENT AGREEMENTS

    Except as disclosed below, the Current and Proposed Investment Management Agreements are identical. Under the Investment Management Agreements, Scudder Kemper provides the Fund with continuing investment management services. The Investment Manager also determines which securities should be purchased, held, or sold, and what portion of the Fund's assets should be held uninvested, subject to the Trust's governing documents, investment policies and restrictions, the provisions of the 1940 Act, and such policies and instructions as the Trustees may have determined.

    Each Investment Management Agreement provides that the Investment Manager will provide portfolio management services, place portfolio transactions in accordance with policies expressed in the Fund's registration statement, pay the Fund's office rent, and render significant administrative services on behalf of the Fund (not otherwise provided by third parties) necessary for the Fund to operate as an open-end investment company.

    The administrative services provided include, but are not limited to, preparing reports to and meeting materials for the Board and reports and notices to Fund shareholders; supervising, negotiating contractual arrangements with, to the extent appropriate, and monitoring the performance of various third-party and affiliated service providers to the Fund (such as the Fund's transfer and pricing agents, fund accounting agent, custodian, accountants and others) and other persons in any capacity deemed necessary or desirable to Fund operations; preparing and making filings with the SEC and other regulatory and self-regulatory organizations, including but not limited to, preliminary and definitive proxy materials, post-effective amendments to the Registration Statement, semi-annual reports on Form N-SAR and notices pursuant to Rule 24f-2 under the 1940 Act; overseeing the tabulation of proxies by the Fund's transfer agent; assisting in the preparation and filing of the Fund's federal, state and local tax returns; preparing and filing the Fund's federal excise tax returns pursuant to Section 4982 of the Internal Revenue Code of 1986, as amended; providing assistance with investor and public relations matters; monitoring the valuation of portfolio securities and the calculation of net asset value; and monitoring the registration of shares of the Fund under applicable federal and state securities laws.

    The administrative services provided also include, without limitation, maintaining or causing to be maintained for the Fund all books, records and reports and any other information required under the 1940 Act, to the extent such books, records and reports and other information are not maintained by the Fund's custodian or other agents of the Fund; assisting in establishing accounting policies of the Fund; assisting in the resolution of accounting issues that may arise with respect to the Fund's operations and consulting with the Fund's independent accountants, legal counsel and other agents as necessary in connection therewith; establishing and monitoring the Fund's operating expense budgets; reviewing the Fund's bills; processing the payment of bills that have been approved by an authorized person; assisting the Fund in determining the amount of dividends and distributions available to be paid by the Fund to its shareholders, preparing and arranging for the printing of dividend notices to shareholders, and providing the transfer and dividend paying agent, the custodian, and the accounting agent with such information as is required for such parties to effect the payment of dividends and distributions; and otherwise assisting the Fund in the conduct of its business, subject to the direction and control of the Board.


    Each Investment Management Agreement also provides that the Investment Manager is not required to pay any expenses of any activity primarily intended to result in the sale of Fund securities if and to the extent that (i) the expenses are to be borne by a principal underwriter acting as the distributor; or (ii) the Fund has adopted a Rule 12b-1 Plan providing for the assumption of some or all of those expenses. Unlike the Proposed Investment Management Agreement, the Current Investment Management Agreement also provides that the Investment Manager is not required to pay any expenses of any activity primarily intended to result in the sale of Fund securities if and to the extent that such expenses are required to be borne by Scudder Kemper pursuant to section 4 of the Investment Company Services Agreement, dated as of October 8, 1984 among AARP, AARP/Scudder Financial Management Company and the Investment Manager.


    Under each Investment Management Agreement, the Fund is responsible for other expenses, including organizational expenses (including out-of-pocket expenses, but not including the Investment Manager's overhead or employee costs); brokers' commissions or other costs of acquiring or disposing of any portfolio securities of the Fund; legal, auditing and accounting expenses; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; taxes and governmental fees; the fees and expenses of the Fund's transfer agent; expenses of preparing share certificates and any other expenses, including clerical expenses, of issuance, offering, distribution, sale, redemption or repurchase of shares; the expenses of and fees for registering or qualifying securities for sale; the fees and expenses of Independent Trustees; the cost of printing and distributing reports, notices and dividends to current shareholders; and the fees and expenses of the Fund's custodians, subcustodians, accounting agent, dividend disbursing agents and registrars.

    The Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Fund. The Fund is also responsible for expenses of shareholders' and other meetings and its expenses incurred in connection with litigation and the legal obligation it may have to indemnify officers and Trustees of the Trust with respect thereto. The Fund is also responsible for the maintenance of books and records which are required to be maintained by the Fund's custodian or other agents of the Trust; telephone, telex, facsimile, postage and other communications expenses; any fees, dues and expenses incurred by the Fund in connection with membership in investment company trade organizations; expenses of printing and mailing prospectuses and statements of additional information of the Fund and supplements thereto to current shareholders; costs of stationery; fees payable to the Investment Manager and to any other Fund advisors or consultants; expenses relating to investor and public relations; interest charges, bond premiums and other insurance expenses; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; and other expenses.

    The Investment Manager is responsible for the payment of the compensation and expenses of all Trustees, officers and executive employees of the Fund (including the Fund's share of payroll taxes) affiliated with the Investment Manager and making available, without expense to the Fund, the services of such Trustees, officers and employees as may duly be elected officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law. The Fund is responsible for the fees and expenses (specifically including travel expenses relating to Fund business) of Trustees not affiliated with the Investment Manager. Under each Investment Management Agreement, the Investment Manager also pays the Fund's share of payroll taxes, as well as expenses, such as travel expenses (or an appropriate portion thereof), of Trustees and officers of the Trust who are directors, officers or employees of the Investment Manager, except to the extent that such expenses relate to attendance at meetings of the Board of the Trust, or any committees thereof or advisers thereto, held outside Boston, Massachusetts or New York, New York. During the Fund's most recent fiscal year, no compensation, direct or otherwise (other than through fees paid to the Investment Manager), was paid or became payable by the Trust to any of its officers or Trustees who were affiliated with the Investment Manager.


    In return for the services provided by the Investment Manager as investment manager and the expenses it assumes under each Investment Management Agreement, the Fund pays the Investment Manager a management fee which is accrued daily and payable monthly. The management fee rates for the Fund under the Investment Management Agreements are described below under "Differences Between the Current and Proposed Investment Management Agreements." As of the end of the Fund's last fiscal year, the Fund had net assets of $4,216,062,269 and paid an aggregate management fee to the Investment Manager during such period of $17,789,059. If the Proposed Investment Management Agreement had been in place, the aggregate management fee would have been $17,771,321.



    Each Investment Management Agreement further provides that the Investment Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which such agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Manager in the performance of its duties or from reckless disregard by the Investment Manager of its obligations and duties under such agreement. Each Investment Management Agreement also provides that purchase and sale opportunities, which are suitable for more than one client of the Investment Manager, will be allocated by the Investment Manager in an equitable manner. Unlike the Current Investment Management Agreement, the Proposed Investment Management Agreement identifies Scudder Kemper as the exclusive licensee of the rights to use and sublicense the names "Scudder," "Scudder Kemper Investments, Inc.," and "Scudder, Stevens & Clark, Inc." (together the "Scudder Marks"). Under this license, the Trust, with respect to the Fund, has the non-exclusive right to use and sublicense the Scudder name and marks as part of its name, and to use the Scudder Marks in the Trust's investment products and services. This license continues only as long as the Investment Management Agreement or any other investment advisory agreement is in place, and only as long as Scudder Kemper continues to be a licensee of the Scudder Marks from Scudder Trust Company, which is the owner and licensor of the Scudder Marks. As a condition of the license, the Trust, on behalf of the Fund, undertakes certain responsibilities and agrees to certain restrictions, such as agreeing not to challenge the validity of the Scudder Marks or ownership by Scudder Trust Company and the obligation to use the name within commercially reasonable standards of quality. In the event the agreement is terminated, the Trust, on behalf of the Fund, must not use a name likely to be confused with those associated with the Scudder Marks. In addition, each Investment Management Agreement contains a provision stating that it supersedes all prior agreements. There is currently an arrangement between AARP Financial Services Corp. ("AFSC") and Scudder Kemper pursuant to which Scudder Kemper currently pays AFSC a monthly fee based on the net assets of AARP Funds.


    Each Investment Management Agreement may be terminated without penalty upon sixty (60) days' written notice by either party. The Fund may agree to terminate its Investment Management Agreement either by the vote of a majority of the outstanding voting securities of the Fund, or by a vote of the Board. As stated above, each Investment Management Agreement automatically terminates in the event of its assignment.


    Scudder Kemper or one of its predecessors has acted as the Investment Manager for the Fund since the Fund commenced operations on November 30, 1984. The Current Investment Management Agreement, which is dated September 7, 1998, was last approved by the shareholders of the Fund on December 15, 1998. The Current Investment Management Agreement was last submitted to shareholders in connection with the B.A.T Transaction (as defined below). The Proposed Investment Management Agreement was approved by the Board on

February 7, 2000, to be effective on or about July 17, 2000 and to continue in effect through September 30, 2001.


THE PROPOSED INVESTMENT MANAGEMENT AGREEMENT

    The Proposed Investment Management Agreement for the Fund will be dated on or about July 17, 2000. The effectiveness of the Proposed Investment Management Agreement is contingent upon shareholder approval of the agreement. Each of the effectiveness of the Proposed Investment Management Agreement and the closing of the acquisition of the assets of Scudder GNMA Fund by the Fund is contingent upon the other. The Proposed Investment Management Agreement will be in effect for an initial term ending on September 30, 2001, and may continue thereafter from year to year only if specifically approved at least annually by the vote of "a majority of the outstanding voting securities" of the Fund, or by the Board and, in either event, the vote of a majority of the Independent Trustees, cast in person at a meeting called for such purpose. In the event that shareholders of the Fund do not approve the Proposed Investment Management Agreement, the Current Management Agreement will remain in effect. In such event, the Board will take such further action as it deems to be in the best interests of the shareholders of the Fund.

DIFFERENCES BETWEEN THE CURRENT AND PROPOSED INVESTMENT MANAGEMENT AGREEMENTS


    The Proposed Investment Management Agreement is identical in all material respects to the Current Investment Management Agreement, except for (i) the dates of execution and termination; and (ii) the fee structure. The Current Investment Management Agreement for the Fund provides for fees that are calculated using both a "base fee" rate, the amount of which is based on the aggregate combined net assets of all AARP Funds, except the series of AARP Managed Investment Portfolios Trust, and an "individual fund fee" rate, which is a set rate for the Acquiring Fund, regardless of the fund's net asset level. Based on the current size of the AARP Investment Program, the base fee rate is approximately 0.28% of average daily net assets. The Fund's individual fee rate is 0.12% of average daily net assets. Using this method of calculation, the fee payable to the Investment Manager under the Current Investment Management Agreement is at an annual rate of 0.40% of average daily net assets. The table below sets forth the fees proposed to be paid by the Fund under the Proposed Investment Management Agreement.

                             PROPOSED FEE SCHEDULE

AVERAGE DAILY NET ASSETS                      FEE RATE
------------------------                      --------
up to $5 billion............................    0.40 %
next $1 billion.............................    0.385%
in excess of $6 billion.....................    0.370%


    It is possible that, under certain circumstances (i.e., where the applicable net assets of the AARP Investment Program increase to $16.5 billion), the fee rate under the Current Investment Management Agreement could be lower than the fee rate under the Proposed Investment Management Agreement. However, under most circumstances, the fee rate under the Proposed Investment Management Agreement is equal to or less than the fee rate under the Current Investment Management Agreement. As discussed earlier, due to the consolidation of AARP Funds and Scudder Funds, it is no longer feasible for a component of the fee rate paid under the Fund's investment management agreement to be based on assets in the AARP Investment Program. The Fund's investment management agreement, therefore, requires a new fee structure that does not include this component. In addition, the Fund's expenses covered by the administration agreement described below would be limited under the new fixed administrative fee rate arrangement discussed below. The Fund's estimated total annual expense ratio calculated utilizing Fund net assets at December 31, 1999 (rather than average daily net assets for a full year), the number of shareholder accounts at that date, and other relevant factors was 0.69%. It is expected that, following the Fund's acquisition of the assets of Scudder GNMA Fund, the Fund's total annual Fund operating expenses will be 0.70%.


    In addition, the fee payable by the Fund under the Proposed Investment Management Agreement will be calculated on a monthly, rather than a daily, basis. The fee payable under the Current Investment Management Agreement is calculated on a daily basis.

COMPARISON OF EXPENSES


    The tables and examples below are designed to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in the Fund, both under the current fee structure and under the proposed fee structure. Unless otherwise noted, the information is based on the Fund's expenses and average daily net assets during the twelve months ended September 30, 1999.

                        SHAREHOLDER TRANSACTION EXPENSES

                                                CURRENT FEE   PROPOSED FEE
                                                 STRUCTURE     STRUCTURE
                                                -----------   ------------
Maximum sales charge (load) imposed on
  purchases (as a percentage of offering
  price)......................................      None          None
Maximum deferred sales charge (load) (as a
  percentage of purchase price or redemption
  proceeds)...................................      None          None
Maximum deferred sales charge (load) imposed
  on reinvested dividends.....................      None          None
Redemption fee (as a percentage of amount
  redeemed, if applicable)+...................      None          None

                   ANNUAL FUND OPERATING EXPENSES (UNAUDITED)

                                                CURRENT FEE   PROPOSED FEE
                                                 STRUCTURE     STRUCTURE*
                                                -----------   ------------
Management fees...............................      0.40%          0.40%
Distribution and/or service (12b-1) fees......    None          None
Other expenses................................      0.26%**        0.30%
Total annual Fund operating expenses..........      0.66%          0.70%

------------------------

 +  There is a $5 wire service fee for receiving redemption proceeds via wire.


 * Expenses under the proposed fee structure reflect the implementation of an administrative fee for the Fund and the acquisition of the assets of Scudder GNMA Fund by the Fund.


** "Other expenses" are restated to reflect changes in certain shareholder servicing fees.


    In evaluating the Proposals, the Independent Trustees focused their consideration on the Fund's estimated expense ratios calculated utilizing Fund net assets at December 31, 1999 (rather than average daily net assets for a full year, as used in the table above), the number of shareholder accounts at that date, and other relevant factors. This calculation resulted in an estimated total annual expense ratio of 0.69% for the Fund.


                              EXAMPLES (UNAUDITED)


    Based on the costs above, the following examples are intended to help you compare the cost of investing in the Fund both under the current fee structure and under the proposed fee structure with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year, you reinvested all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows:


                                CURRENT FEE   PROPOSED FEE
YEAR                             STRUCTURE     STRUCTURE*
----                            -----------   ------------
1ST...........................      $ 67          $ 72
3RD...........................      $211          $224
5TH...........................      $368          $390
10TH..........................      $822          $871

------------------------


* Expenses under the proposed fee structure reflect the implementation of an administrative fee for the Fund and the acquisition of the assets of Scudder GNMA Fund by the Fund.


ADMINISTRATION AGREEMENT

    As part of the restructuring effort, Scudder Kemper has also proposed the adoption of administration agreements, each of which provides for payment of an administrative fee, for most of the no-load funds advised by Scudder Kemper. Under this fee arrangement, in exchange for payment by a fund of an administrative fee, Scudder Kemper will provide or pay for substantially all services that a fund normally requires for its operations, other than (i) those provided under the fund's investment management agreement; (ii) certain other expenses, such as taxes, brokerage, interest and extraordinary expenses; and
(iii) the fees and expenses of independent trustees/directors (including the fees and expenses of their independent counsel). Such an administrative fee would enable investors to determine with greater certainty the expense level that a fund will experience and would transfer the risk of increased costs to Scudder Kemper. Scudder Kemper has proposed that the Fund implement such an administrative fee. The Fund's administrative fee will be 0.30% of average daily net assets. It is anticipated that the total expense ratio of the Fund will be substantially the same as it currently is following implementation of the administrative fee. The Fund's administration agreement will have an initial term of three years, subject to earlier termination by the Trustees.

INVESTMENT MANAGER

    Scudder Kemper, an indirect subsidiary of Zurich Insurance Company ("Zurich") which resulted from the combination of the businesses of Scudder, Stevens & Clark, Inc. ("Scudder") and Zurich Kemper Investments, Inc.

("Kemper") in connection with a transaction between Scudder and Zurich (the "Scudder-Zurich Transaction"), is one of the largest and most experienced investment counsel firms in the United States. Scudder was established in 1919 as a partnership and was restructured as a Delaware corporation in 1985. Scudder launched its first fund in 1928. Kemper launched its first fund in 1948. On September 7, 1998, the businesses of Zurich (including Zurich's 70% interest in Scudder Kemper) and the financial services businesses of B.A.T Industries p.l.c. ("B.A.T") were combined to form a new global insurance and financial services holding company known as Zurich Financial Services, Inc. ("ZFS") (the combination is referred to herein as the "B.A.T Transaction"). By way of a dual holding company structure, former Zurich shareholders initially owned approximately 57% of ZFS through Zurich Allied AG, with the balance initially owned by former B.A.T shareholders through Allied Zurich p.l.c. Since
December 31, 1997, Scudder Kemper has served as investment adviser to both Scudder and Kemper funds. As of January 1, 2000, Scudder Kemper has over $290 billion in assets under management. The principal source of Scudder Kemper's income is professional fees received from providing continuing investment advice. Scudder Kemper provides investment counsel for many individuals and institutions, including insurance companies, endowments, industrial corporations and financial and banking organizations.

    Founded in 1872, Zurich is a multinational, public corporation organized under the laws of Switzerland. Its home office (and the home offices of Zurich Financial Services and Zurich Allied AG) is located at Mythenquai 2, 8002 Zurich, Switzerland. Historically, Zurich's earnings have resulted from its operations as an insurer as well as from its ownership of its subsidiaries and affiliated companies (the "Zurich Insurance Group"). Zurich and the Zurich Insurance Group provide an extensive range of insurance and financial products and services and have branch offices and subsidiaries in more than 70 countries throughout the world. Zurich owns approximately 70% of Scudder Kemper, with the balance owned by Scudder Kemper's officers and employees.

    Rolf Huppi* is the Chairman of the Board and Director of Scudder Kemper, Edmond D. Villani# is the President, Chief Executive Officer and Director, Harold D. Kahn# is the Chief Financial Officer, Kathryn L. Quirk# is the General Counsel, Chief Compliance Officer and Secretary, each of Nicholas Bratt# and Lynn S. Birdsong# is a Corporate Vice President and Director, and each of Laurence Cheng*, Gunther Gose* and William H. Bolinder+ is a

------------------------

*   Mythenquai 2, Zurich, Switzerland

#  345 Park Avenue, New York, New York

+   1400 American Lane, Schaumburg, Illinois

Director of Scudder Kemper. The principal occupation of each of Edmond D. Villani, Harold D. Kahn, Nicholas Bratt, Kathryn L. Quirk and Lynn S. Birdsong is serving as a Managing Director of Scudder Kemper; the principal occupation of Rolf Huppi is serving as Chairman and Chief Executive Officer of Zurich Allied AG and ZFS; the principal occupation of Lawrence Cheng is serving as a senior partner of Capital Z Partners, an investment fund; the principal occupation of Gunther Gose is serving as the Chief Financial Officer of ZFS; and the principal occupation of William H. Bolinder is serving as a member of the Group Executive Board of ZFS. For information regarding each Trustee and officer of the Trust who is associated with Scudder Kemper, please see "Officers" in Proposal 1.


    The outstanding voting securities of Scudder Kemper are held of record 1.56% by Zurich Insurance Company, a subsidiary of ZFS; 38.75% by Zurich Holding Company of America ("ZHCA"), a subsidiary of Zurich; 32.34% by ZKI Holding Corp. ("ZKIH"), a subsidiary of Zurich; 19.62% by Stephen R. Beckwith, Lynn S. Birdsong, Kathryn L. Quirk and Edmond D. Villani, in their capacity as representatives (the "Management Representatives") of Scudder Kemper's management holders and retiree holders pursuant to a Second Amended and Restated Security Holders Agreement (the "Security Holders Agreement") among Scudder Kemper, Zurich, ZHCA, ZKIH, the Management Representatives, the management holders, the retiree holders and Edmond D. Villani, as trustee of Scudder Kemper Investments, Inc. Executive Defined Contribution Plan Trust (the "Plan Trust"); and 7.73% by the Plan Trust. ZHCA owns 100% of the non-voting securities of Scudder Kemper.

    Pursuant to the Security Holders Agreement (which was entered into in connection with the Scudder-Zurich Transaction), the Board of Directors of Scudder Kemper consists of four directors designated by ZHCA and ZKIH and three directors designated by Management Representatives. The Security Holders Agreement requires the approval of a majority of the Scudder-designated directors for certain material and other decisions.

    Directors, officers and employees of Scudder Kemper from time to time may enter into transactions with various banks, including the Fund's custodian bank. It is Scudder Kemper's opinion that the terms and conditions of those transactions will not be influenced by existing or potential custodial or other Fund relationships.

    During the Fund's most recent fiscal year, no compensation, direct or otherwise (other than through fees paid to Scudder Kemper), was paid or became payable by the Trust to any of its officers or Trustees who were affiliated with Scudder Kemper.

    Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of Scudder Kemper, computes net asset value and prepares the financial statements for the Fund. Scudder Service Corporation ("SSC"), also a subsidiary of Scudder Kemper, is the transfer, shareholder servicing and dividend-paying agent for the Fund. The fees paid by the Fund to SFAC and SSC during the last fiscal year of the Fund were $628,816 and $6,524,199, respectively.

    SFAC and SSC will continue to provide fund accounting and transfer agency services, respectively, to the Fund, as described above, under the current arrangements (with the implementation of an administrative fee, as described above) if the Proposed Investment Management Agreement is approved.

    Exhibit B sets forth (as of each fund's last fiscal year end, unless otherwise noted) the fees and other information regarding investment companies advised by Scudder Kemper that have similar investment objectives to the Fund.

BROKERAGE COMMISSIONS ON PORTFOLIO TRANSACTIONS

    To the maximum extent feasible, Scudder Kemper places orders for portfolio transactions through Scudder Investor Services, Inc. ("SIS"), Two International Place, Boston, Massachusetts 02110, which in turn places orders on behalf of the Fund with issuers, underwriters or other brokers and dealers. SIS is a corporation registered as a broker/dealer and a subsidiary of Scudder Kemper. SIS does not receive any commissions, fees or other remuneration from the Fund for this service. When it can be done consistently with the policy of obtaining the most favorable net results, it is Scudder Kemper's practice to place such orders with broker/dealers who supply brokerage and research services to Scudder Kemper or the Fund. The term "research services" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Scudder Kemper is authorized when placing portfolio transactions, if applicable, for the Fund to pay a brokerage commission in excess of that which another broker might charge for executing the same transaction on account of execution services and the receipt of research services. Scudder Kemper has negotiated arrangements with certain broker/dealers pursuant to which a broker/dealer will provide research services, to Scudder Kemper or the Fund in exchange for the direction by Scudder Kemper of brokerage transactions to the broker/dealer. These arrangements regarding receipt of research services generally apply to equity security transactions. Scudder Kemper will not place orders with a broker/dealer on the basis that the broker/dealer has or has not sold shares of the Fund, although it may place such transactions with brokers and dealers that sell shares of funds currently advised by Scudder Kemper. Allocation of portfolio transactions is supervised by Scudder Kemper.

 THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS OF THE FUND VOTE IN FAVOR OF THIS
                                  PROPOSAL 2.

     PROPOSAL 3:  RATIFICATION OR REJECTION OF THE SELECTION OF INDEPENDENT
                                  ACCOUNTANTS

    The Board, including a majority of the Independent Trustees, has selected PricewaterhouseCoopers LLP to act as independent accountants of the Fund for the Fund's current fiscal year. One or more representatives of PricewaterhouseCoopers LLP are expected to be present at the Meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions posed by shareholders or management.

 THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS OF THE FUND VOTE IN FAVOR OF THIS
                                  PROPOSAL 3.

                             ADDITIONAL INFORMATION

GENERAL

    The cost of preparing, printing and mailing the enclosed proxy card(s) and proxy statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph, will be paid by Scudder Kemper. In addition to solicitation by mail, certain officers and representatives of the Trust, officers and employees of Scudder Kemper and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

    Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Fund, c/o Scudder Kemper Investments, Inc., at the address for the Fund shown at the beginning of this Proxy Statement) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of each Proposal.

    The presence at the shareholders' meeting, in person or by proxy, of the holders of one-third of the shares entitled to be cast of the Trust (for a Trust-wide vote) or the Fund (for a Fund-wide vote) shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve any

Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies with respect to the Proposal that did not receive the vote necessary for its passage or to obtain a quorum. Any such adjournment as to a matter requiring a Trust-wide or a Fund-by-Fund vote will require, respectively, the affirmative vote of the holders of a majority of the Trust's or Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of any such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote against any such adjournment those proxies to be voted against that Proposal. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

    Approval of Proposal 1 requires the affirmative vote of a plurality of the shares of the Trust voting at the Meeting. Approval of Proposal 2 requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund. The term "majority of the outstanding voting securities," as defined in the 1940 Act, and as used in this Proxy Statement, means: the affirmative vote of the lesser of (1) 67% of the voting securities of the Fund present at the meeting if more than 50% of the outstanding voting securities of the Fund are present in person or by proxy or (2) more than 50% of the outstanding voting securities of the Fund. Approval of Proposal 3 requires the affirmative vote of a majority of the shares of the Fund voting at the Meeting.

    Abstentions and broker non-votes will not be counted in favor of, but will have no other effect on, the vote for Proposal 1 and will have the effect of a "no" vote on Proposals 2 and 3.

    Holders of record of the shares of the Fund at the close of business on April 17, 2000 (the "Record Date"), as to any matter on which they are entitled to vote, will be entitled to one vote per share on all business of the Meeting. As of March 20, 2000, there were 266,140,277 shares of the Fund outstanding.


    To the best of the Trust's knowledge, as of January 31, 2000, no person owned beneficially more than 5% of the outstanding shares of any series of the Trust.

    Appendix 1 hereto sets forth the number of shares of each series of the Trust owned directly or beneficially by the Trustees of the Board and by the nominees for election.



    Shareholder Communications Corporation ("SCC") has been engaged to assist in the solicitation of proxies, at an estimated cost of $102,790. As the Meeting date approaches, certain shareholders of the Fund may receive a telephone call from a representative of SCC if their votes have not yet been received. Authorization to permit SCC to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Trustees believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.


    In all cases where a telephonic proxy is solicited, the SCC representative is required to ask for each shareholder's full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), and the number of shares owned, and to confirm that the shareholder has received the proxy materials in the mail. If the information solicited agrees with the information provided to SCC, then the SCC representative has the responsibility to explain the process, read the Proposals on the proxy card(s), and ask for the shareholder's instructions on the Proposals. Although the SCC representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the proxy statement. SCC will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call SCC immediately if his or her instructions are not correctly reflected in the confirmation.

    If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still submit the proxy card(s) originally sent with the proxy statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card(s), they may contact SCC toll-free at 1-800-605-1203. Any proxy given by a shareholder is revocable until voted at the Meeting.

    Shareholders may also provide their voting instructions through telephone touch-tone voting or Internet voting. These options require shareholders to input a control number which is located on each voting instruction card. After inputting this number, shareholders will be prompted to provide their voting instructions on the Proposals. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote on the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions.

PROPOSALS OF SHAREHOLDERS

    Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to the Secretary of the Trust, c/o Scudder Kemper Investments, Inc., at the address for the Trust shown at the beginning of this Proxy Statement, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

OTHER MATTERS TO COME BEFORE THE MEETING

    No Trustee is aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Trust and/or Fund.

    PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) (OR TAKE ADVANTAGE OF AVAILABLE ELECTRONIC OR TELEPHONIC VOTING PROCEDURES) PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                 BY ORDER OF THE BOARD,

                                 /s/ Kathryn L. Quirk

                                 KATHRYN L. QUIRK
                                 SECRETARY

--------------------------------------------------------------------
FOR EDGAR FILING, LANGUAGE THAT WILL BE ADDED IS PRECEDED BY A "<*>" AND FOLLOWED BY A "</*>". LANGUAGE THAT WILL BE ELIMINATED IS PRECEDED BY A "<#>" AND FOLLOWED BY A "</#>".
--------------------------------------------------------------------


                                <*>EXHIBIT A</*>



                    PROPOSED INVESTMENT MANAGEMENT AGREEMENT
                                 MARKED AGAINST
                    CURRENT INVESTMENT MANAGEMENT AGREEMENT



[deleted language is <#>struck out</#> and new language is <*>UNDERLINED AND IN BOLD]</*>



                    <#>AARP</#> <*>SCUDDER</*> INCOME TRUST
                            TWO INTERNATIONAL PLACE
                          BOSTON, MASSACHUSETTS 02110



                                   <#>September 7, 1998</#> <*>JULY 17, 2000</*>


Scudder Kemper Investments, Inc.
Two International Place
Boston, Massachusetts 02110


                        INVESTMENT MANAGEMENT AGREEMENT
          <#>AARP GNMA AND U.S. TREASURY</#> <*>SCUDDER GNMA</*> FUND


Ladies and Gentlemen:


    <#>AARP</#> <*>SCUDDER</*> Income Trust (the "Trust") has been established as a Massachusetts business trust to engage in the business of an investment company. Pursuant to the Trust's Declaration of Trust, as amended from time-to-time (the "Declaration"), the Board of Trustees has divided the Trust's shares of beneficial interest, par value $0.01 per share, (the "Shares") into separate series, or funds including <#>AARP GNMA and U.S. Treasury</#> <*>SCUDDER GNMA
</*>Fund (the "Fund"). Series may be abolished and dissolved, and additional series established, from time to time by action of the Trustees.


    The Trust, on behalf of the Fund, has selected you to act as the sole investment manager of the Fund and for each series that may subsequently be authorized by the Trustees (unless otherwise provided at the time and subject to such conditions and amendments to this Agreement as shall be mutually agreed upon), and to provide certain other services, as more fully set forth below, and you have indicated that you are willing to act as such investment manager and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Trust on behalf of the Fund agrees with you as follows:

    1. DELIVERY OF DOCUMENTS. The Trust engages in the business of investing and reinvesting the assets of the Fund in the manner and in accordance with the investment objectives, policies and restrictions specified in the currently effective Prospectus (the "Prospectus") and Statement of Additional Information (the "SAI") relating to the Fund included in the Trust's Registration Statement on Form N-1A, as amended from time to time, (the "Registration Statement") filed by the Trust under the Investment Company Act of 1940, as amended, (the "1940 Act") and the Securities Act of 1933, as amended. Copies of the documents referred to in the preceding sentence have been furnished to you by the Trust. The Trust has also furnished you with copies properly certified or authenticated of each of the following additional documents related to the Trust and the Fund:

    (a) The Declaration dated June 8, 1984, as amended to date.


    (b) By-Laws of the Trust as in effect on the date hereof (the "By-Laws").


    (c) Resolutions of the Trustees of the Trust and the shareholders of the Fund selecting you as investment manager and approving the form of this Agreement.


    (d) Establishment and Designation of Series of Shares of Beneficial Interest dated November 12, 1996 relating to <#>AARP GNMA and U.S. Treasury</#>
        <*>SCUDDER GNMA</*> Fund.


    The Trust will furnish you from time to time with copies, properly certified or authenticated, of all amendments of or supplements, if any, to the foregoing, including the Prospectus, the SAI and the Registration Statement.


    <*>2.  SUBLICENSE TO USE THE SCUDDER TRADEMARKS.  AS EXCLUSIVE LICENSEE OF
THE RIGHTS TO USE AND SUBLICENSE THE USE OF THE "SCUDDER," "SCUDDER KEMPER INVESTMENTS, INC." AND "SCUDDER, STEVENS & CLARK, INC." TRADEMARKS (TOGETHER, THE "SCUDDER MARKS"), YOU HEREBY GRANT THE TRUST A NONEXCLUSIVE RIGHT AND SUBLICENSE TO USE (I) THE "SCUDDER" NAME AND MARK AS PART OF THE TRUST'S NAME (THE "FUND NAME"), AND (II) THE SCUDDER MARKS IN CONNECTION WITH THE TRUST'S INVESTMENT PRODUCTS AND SERVICES, IN EACH CASE ONLY FOR SO LONG AS THIS AGREEMENT, ANY OTHER INVESTMENT MANAGEMENT AGREEMENT BETWEEN YOU AND THE TRUST, OR ANY EXTENSION, RENEWAL OR AMENDMENT HEREOF OR THEREOF REMAINS IN EFFECT, AND ONLY FOR SO LONG AS YOU ARE A LICENSEE OF THE SCUDDER MARKS, PROVIDED HOWEVER, THAT YOU AGREE TO USE YOUR BEST EFFORTS TO MAINTAIN YOUR LICENSE TO USE AND SUBLICENSE THE SCUDDER MARKS. THE TRUST AGREES THAT IT SHALL HAVE NO RIGHT TO SUBLICENSE OR ASSIGN RIGHTS TO USE THE SCUDDER MARKS, SHALL ACQUIRE NO INTEREST IN THE SCUDDER MARKS OTHER THAN THE RIGHTS GRANTED HEREIN, THAT ALL OF THE TRUST'S USES OF THE SCUDDER MARKS SHALL INURE TO THE BENEFIT OF SCUDDER TRUST COMPANY AS OWNER AND LICENSOR OF THE SCUDDER MARKS (THE "TRADEMARK OWNER"), AND THAT THE TRUST SHALL NOT CHALLENGE THE VALIDITY OF THE SCUDDER MARKS OR THE TRADEMARK OWNER'S OWNERSHIP THEREOF. THE TRUST FURTHER AGREES THAT ALL SERVICES AND PRODUCTS IT OFFERS IN CONNECTION WITH THE SCUDDER MARKS SHALL MEET COMMERCIALLY REASONABLE STANDARDS OF QUALITY, AS MAY BE DETERMINED BY YOU OR THE TRADEMARK OWNER FROM TIME TO TIME, PROVIDED THAT YOU ACKNOWLEDGE THAT THE SERVICES AND PRODUCTS THE

TRUST RENDERED DURING THE ONE-YEAR PERIOD PRECEDING THE DATE OF THIS AGREEMENT ARE ACCEPTABLE. AT YOUR REASONABLE REQUEST, THE TRUST SHALL COOPERATE WITH YOU AND THE TRADEMARK OWNER AND SHALL EXECUTE AND DELIVER ANY AND ALL DOCUMENTS NECESSARY TO MAINTAIN AND PROTECT (INCLUDING BUT NOT LIMITED TO IN CONNECTION WITH ANY TRADEMARK INFRINGEMENT ACTION) THE SCUDDER MARKS AND/OR ENTER THE TRUST AS A REGISTERED USER THEREOF. AT SUCH TIME AS THIS AGREEMENT OR ANY OTHER INVESTMENT MANAGEMENT AGREEMENT SHALL NO LONGER BE IN EFFECT BETWEEN YOU (OR YOUR SUCCESSOR) AND THE TRUST, OR YOU NO LONGER ARE A LICENSEE OF THE SCUDDER MARKS, THE TRUST SHALL (TO THE EXTENT THAT, AND AS SOON AS, IT LAWFULLY CAN) CEASE TO USE THE FUND NAME OR ANY OTHER NAME INDICATING THAT IT IS ADVISED BY, MANAGED BY OR OTHERWISE CONNECTED WITH YOU (OR ANY ORGANIZATION WHICH SHALL HAVE SUCCEEDED TO YOUR BUSINESS AS INVESTMENT MANAGER) OR THE TRADEMARK OWNER. IN NO EVENT SHALL THE TRUST USE THE SCUDDER MARKS OR ANY OTHER NAME OR MARK CONFUSINGLY SIMILAR THERETO (INCLUDING, BUT NOT LIMITED TO, ANY NAME OR MARK THAT INCLUDES THE NAME "SCUDDER") IF THIS AGREEMENT OR ANY OTHER INVESTMENT ADVISORY AGREEMENT BETWEEN YOU (OR YOUR SUCCESSOR) AND THE FUND IS TERMINATED.</*>



    <*>3.</*><#>2.</#>  PORTFOLIO MANAGEMENT SERVICES.  As manager of the assets of the Fund, you shall provide continuing investment management of the assets of the Fund in accordance with the investment objectives, policies and restrictions set forth in the Prospectus and SAI; the applicable provisions of the 1940 Act and the Internal Revenue Code of 1986, as amended (the "Code"), relating to regulated investment companies and all rules and regulations thereunder; and all other applicable federal and state laws and regulations of which you have knowledge; subject always to policies and instructions adopted by the Trust's Board of Trustees. In connection therewith, you shall use reasonable efforts to manage the Fund so that it will qualify as a regulated investment company under Subchapter M of the Code and regulations issued thereunder. The Fund shall have the benefit of the investment analysis and research, the review of current economic conditions and trends and the consideration of long-range investment policy generally available to your investment advisory clients. In managing the Fund in accordance with the requirements set forth in this section
<*>3</*><#>2</#>, you shall be entitled to receive and act upon advice of counsel to the Trust or counsel to you. You shall also make available to the Trust promptly upon request all of the Fund's investment records and ledgers as are necessary to assist the Trust in complying with the requirements of the 1940 Act and other applicable laws. To the extent required by law, you shall furnish to regulatory authorities having the requisite authority any information or reports in connection with the services provided pursuant to this Agreement which may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

    You shall determine the securities, instruments, investments, currencies, repurchase agreements, futures, options and other contracts relating to investments to be purchased, sold or entered into by the Fund and place orders with broker-dealers, foreign currency dealers, futures commission merchants or others pursuant to your determinations and all in accordance with Fund policies as expressed in the Registration Statement. You shall determine what portion of the Fund's portfolio shall be invested in securities and other assets and what portion, if any, should be held uninvested.

    You shall furnish to the Trust's Board of Trustees periodic reports on the investment performance of the Fund and on the performance of your obligations pursuant to this Agreement, and you shall supply such additional reports and information as the Trust's officers or Board of Trustees shall reasonably request.


    <*>4.</*><#>3.</#>  ADMINISTRATIVE SERVICES.  In addition to the portfolio management services specified above in section <*>3</*><#>2</#>, you shall furnish at your expense for the use of the Fund such office space and facilities in the United States as the Fund may require for their reasonable needs, and you (or one or more of your affiliates designated by you) shall render to the Trust administrative services on behalf of the Fund necessary for operating as open-end investment companies and not provided by persons not parties to this Agreement including, but not limited to, preparing reports to and meeting materials for the Trust's Board of Trustees and reports and notices to Fund shareholders; supervising, negotiating contractual arrangements with, to the extent appropriate, and monitoring the performance of, accounting agents, custodians, depositories, transfer agents and pricing agents, accountants, attorneys, printers, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable to Fund operations; preparing and making filings with the Securities and Exchange Commission (the "SEC") and other regulatory and self-regulatory organizations, including, but not limited to, preliminary and definitive proxy materials, post-effective amendments to the Registration Statement, semi-annual reports on Form N-SAR and notices pursuant to Rule 24f-2 under the 1940 Act; overseeing the tabulation of proxies by the Fund's transfer agent; assisting in the preparation and filing of the Fund's federal, state and local tax returns; preparing and filing the Fund's federal excise tax return pursuant to Section 4982 of the Code; providing assistance with investor and public relations matters; monitoring the valuation of portfolio securities and the calculation of net asset value; monitoring the registration of Shares of the Fund under applicable federal and state securities laws; maintaining or causing to be maintained for the Fund all books, records and reports and any other information required under the 1940 Act, to the extent that such books, records and reports and other information are not maintained by the Fund's custodian or other agents of the Fund; assisting in establishing the accounting policies of the Fund; assisting in the resolution of accounting issues that may arise with respect to the Fund's operations and consulting with the Fund's independent accountants, legal counsel and other agents as necessary in connection therewith; establishing and monitoring the Fund's operating expense budgets; reviewing the Fund's bills; processing the payment of bills that have been approved by an authorized person; assisting the Fund in determining the amount of dividends and distributions available to be paid by the Fund to its shareholders, preparing and arranging for the printing of dividend notices to shareholders, and providing the transfer and dividend paying agent, the custodian, and the accounting agent with such information as is required for such parties to effect the payment of dividends and distributions; and otherwise assisting the Trust as it may reasonably request in the conduct of the Fund's business, subject to the direction and control of the Trust's Board of Trustees. Nothing in this Agreement shall be deemed to shift to you or to diminish the obligations of any agent of the Fund or any other person not a party to this Agreement which is obligated to provide services to the Fund.



    <*>5.</*><#>4.</#>  ALLOCATION OF CHARGES AND EXPENSES.  Except as otherwise specifically provided in this section <*>5</*><#>4</#>, you shall pay the compensation and expenses of all Trustees, officers and executive employees of the Trust (including the Fund's share of payroll taxes) who are affiliated persons of you, and you shall make available, without expense to the Fund, the services of such of your directors, officers and employees as may duly be elected officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law. You shall provide at your expense the portfolio management services described in section <*>3</*><#>2</#> hereof and the administrative services described in section <*>4</*><#>3</#> hereof.



    You shall not be required to pay any expenses of the Fund other than those specifically allocated to you in this section <*>5</*><#>4.</#> In particular, but without limiting the generality of the foregoing, you shall not be responsible, except to the extent of the reasonable compensation of such of the Fund's Trustees and officers as are directors, officers or employees of you whose services may be involved, for the following expenses of the Fund: organization expenses of the Fund (including out-of-pocket expenses, but not including your overhead or employee costs); fees payable to you and to any other Fund advisors or consultants; legal expenses; auditing and accounting expenses; maintenance of books and records which are required to be maintained by the Fund's custodian or other agents of the Trust; telephone, telex, facsimile, postage and other communications expenses; taxes and governmental fees; fees, dues and expenses incurred by the Fund in connection with membership in investment company trade organizations; fees and expenses of the Fund's accounting agent, custodians, subcustodians, transfer agents, dividend disbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates and, except as provided below in this section <*>5</*><#>4</#>, other expenses in connection with the issuance, offering, distribution, sale, redemption or repurchase of securities issued by the Fund; expenses relating to investor and public relations; expenses and fees of registering or qualifying Shares of the Fund for sale; interest charges, bond premiums and other insurance expense; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; the compensation and all expenses (specifically including travel expenses relating to Trust business) of Trustees, officers and employees of the Trust who are not affiliated persons of you; brokerage commissions or other costs of acquiring or disposing of any portfolio securities of the Fund; expenses of printing and distributing reports, notices and dividends to shareholders; expenses of printing and mailing Prospectuses and SAIs of the Fund and supplements thereto; costs of stationery; any litigation expenses; indemnification of Trustees and officers of the Trust; costs of shareholders' and other meetings; and travel expenses (or an appropriate portion thereof) of Trustees and officers of the Trust who are directors, officers or employees of you to the extent that such expenses relate to attendance at meetings of the Board of Trustees of the Trust or any committees thereof or advisors thereto held outside of Boston, Massachusetts or New York, New York.



    You shall not be required to pay expenses of any activity which is primarily intended to result in sales of Shares of the Fund if and to the extent that (i) such expenses are required to be borne by a principal underwriter which acts as the distributor of the Fund's Shares pursuant to an underwriting agreement which provides that the underwriter shall assume some or all of such expenses, or
(ii) the Trust on behalf of the Fund shall have adopted a plan in conformity with Rule 12b-1 under the 1940 Act providing that the Fund (or some other party) shall assume some or all of such expenses. <#>or (iii) such expenses are required to be borne by Scudder Kemper pursuant to section 4 or the Investment Company Series Agreement, dated as of October 8, 1984 among American Association of Retired Persons, AARP/Scudder Financial Management Company, and us.</#> You shall be required to pay such of the foregoing sales expenses as are not required to be paid by the principal underwriter pursuant to the underwriting agreement or are not permitted to be paid by the Fund (or some other party) pursuant to such a plan.



    <*>6.</*><#>5.</#>  MANAGEMENT FEE.  For all services to be rendered, payments to be made and costs to be assumed by you as provided in sections
<*>3</*><#>2</#>, <*>4</*><#>3</#> and <*>5</*><#>4</#> hereof, the Trust on behalf of the Fund shall pay you <*>IN UNITED STATES DOLLARS</*> on the last day of each month the unpaid balance of a fee <*>EQUAL TO THE EXCESS OF 1/12 OF
0.400 OF 1 PERCENT OF THE AVERAGE DAILY NET ASSETS AS DEFINED BELOW OF THE

FUND FOR SUCH MONTH; PROVIDED THAT, FOR ANY CALENDAR MONTH DURING WHICH THE AVERAGE OF SUCH VALUES EXCEEDS $5 BILLION, THE FEE PAYABLE FOR THAT MONTH BASED ON THE PORTION OF THE AVERAGE OF SUCH VALUES IN EXCESS OF $5 BILLION SHALL BE 1/12 OF 0.385 OF 1 PERCENT OF SUCH PORTION; AND PROVIDED THAT, FOR ANY CALENDAR MONTH DURING WHICH THE AVERAGE OF SUCH VALUES EXCEEDS $6 BILLION THE FEE PAYABLE FOR THAT MONTH BASED ON THE PORTION OF THE AVERAGE OF SUCH VALUES IN EXCESS OF $6 BILLION SHALL BE 1/12 OF 0.370 OF 1 PERCENT OF SUCH PORTION OVER ANY COMPENSATION WAIVED BY YOU FROM TIME TO TIME. YOU SHALL BE ENTITLED TO RECEIVE DURING ANY MONTH SUCH INTERIM PAYMENTS OF YOUR FEE HEREUNDER AS YOU SHALL REQUEST, PROVIDED THAT NO SUCH PAYMENT SHALL EXCEED 75 PERCENT OF THE AMOUNT OF YOUR FEE THEN ACCRUED ON THE BOOKS OF THE FUND</*><#> composed of an asset charge in two parts.



    (a) The asset charge for each calendar day of each year shall be equal to the total of 1/365th (1/366th in each leap year) of the amount computed in accordance with paragraphs (b) and (c) below. The computation shall be made for each such day on the basis of net assets as the close of business of the full business day one (1) business day prior to the day for which the computation is being made. In the case of the suspension of the computation of net asset value, the asset charge for each day during such suspension shall be computed as the close of business on the last full business day on which the net assets were computed. As used herein, "net assets" as of the close of a full business day shall include all transactions in shares of the Fund recorded</#>on the books of the Fund<#> for that day.</#> <*>AND UNPAID.</*>



    <#>(b) The base fee rate part of the fee shall be based on the</#><*>THE
"</*> average daily net assets<*>" OF THE FUND SHALL MEAN THE AVERAGE OF THE VALUES PLACED ON THE FUND'S NET ASSETS AS OF 4:00 P.M. (NEW YORK TIME) ON EACH DAY ON WHICH THE NET ASSET VALUE OF THE FUND IS DETERMINED CONSISTENT WITH THE PROVISIONS OF RULE 22C-1 UNDER THE 1940 ACT OR, IF THE FUND LAWFULLY DETERMINES THE VALUE OF ITS NET ASSETS AS OF SOME OTHER TIME ON EACH BUSINESS DAY, AS OF SUCH TIME. THE VALUE OF THE</*><#> of all funds within the AARP Investment Program from Scudder (the "Program"), including any new fund which may be organized in he future. The base fee rate will be the percent of Program net assets as set forth in the following table.



    Base Fee Rate



    Program Assets(Billions) Annual Rate at Each Asset Level First $2 0.35% Next $2 0.33 Next $2 0.30 Next $2 0.28 Next $3 0.26 Next $3 0.25 Over $14 0.24



    The portion of the base fee rate which the Fund shall bear will be the same percentage of the base fee rate as its net assets are to the total net assets of all the Program funds.

    (c) The fund fee rate part of the fee shall be 0.40 percent per annum of
</#>net assets of the Fund <*>SHALL ALWAYS:</*>



    <#>The value of net assets of the Trust or any Fund shall</#> be determined pursuant to the applicable provisions of the Declaration <#>ByLaws</#> and
<*>THE</*> Registration Statement <#>of the Trust: If, pursuant to such provisions</#><*>. IF</*> the determination of net asset value <#>for any Fund is suspended</#><*>DOES NOT TAKE PLACE</*> for any particular <#>business
</#>day, then for the purposes of this paragraph <*>6</*><#>5</#>, the value of the net assets of <#>that series of</#>the <#>Trust</#><*>FUND</*> as last determined shall be deemed to be the value of <#>the</#><*>ITS</*> net assets as of <#>the close of the</#><*>4:00 P.M. (</*>New York <#>Stock Exchange
</#><*>TIME)</*>, or as of such other time as the value of the net assets of the
<#>portfolio of that Fund may lawfully be determined, on that day. If the determination of the net asset value of the shares of any Fund of the Trust has been suspended pursuant to the Declaration, ByLaws or Registration Statement of the Trust for a period including such month, your compensation payable at the end of such month shall be computed on the basis of</#><*>FUND'S PORTFOLIO MAY BE LAWFULLY DETERMINED ON THAT DAY. IF THE FUND DETERMINES</*> the value of the net assets of <#>the Trust as last determined (whether during or prior to such month). If the Fund determines the net asset value of</#>its portfolio more than once on any day, then the last such determination thereof on that day shall be deemed to be the sole determination thereof on that day for the purposes of this section <*>6</*><#>5.</#>


    You may waive all or a portion of your fees provided for hereunder and such waiver shall be treated as a reduction in purchase price of your services. You shall be contractually bound hereunder by the terms of any publicly announced waiver of your fee, or any limitation of the Fund's expenses, as if such waiver or limitation were fully set forth herein.


    <*>7</*><#>6</#>.  AVOIDANCE OF INCONSISTENT POSITION; SERVICES NOT
EXCLUSIVE. In connection with purchases or sales of portfolio securities and other investments for the account of the Fund, neither you nor any of your directors, officers or employees shall act as a principal or agent or receive any commission. You or your agent shall arrange for the placing of all orders for the purchase and sale of portfolio securities and other investments for the Fund's account with brokers or dealers selected by you in accordance with Fund policies as expressed in the Registration Statement. If any occasion should arise in which you give any advice to clients of yours concerning the Shares of the Fund, you shall act solely as investment counsel for such clients and not in any way on behalf of the Fund.


    Your services to the Trust and the Fund pursuant to this Agreement are not to be deemed to be exclusive and it is understood that you may render investment advice, management and services to others. In acting under this Agreement, you shall be an independent contractor and not an agent of the

Trust or the Fund. Whenever the Fund and one or more other accounts or investment companies advised by the Manager have available funds for investment, investments suitable and appropriate for each shall be allocated in accordance with procedures believed by the Manager to be equitable to each entity. Similarly, opportunities to sell securities shall be allocated in a manner believed by the Manager to be equitable. The Fund recognizes that in some cases this procedure may adversely affect the size of the position that may be acquired or disposed of for the Fund.


    <*>8.</*><#>7.</#>  LIMITATION OF LIABILITY OF MANAGER.  As an inducement to your undertaking to render services pursuant to this Agreement, the Trust agrees that you shall not be liable under this Agreement for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect you against any liability to the Trust, the Fund or its shareholders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties, or by reason of your reckless disregard of your obligations and duties hereunder. Any person, even though also employed by you, who may be or become an employee of and paid by the Fund shall be deemed, when acting within the scope of his or her employment by the Fund, to be acting in such employment solely for the Fund and not as your employee or agent.



    <*>9.</*><#>8.</#>  DURATION AND TERMINATION OF THIS AGREEMENT.  This
Agreement shall remain in force until <#>August 31, 1999</#><*>SEPTEMBER 30, 2001</*>, and continue in force from year to year thereafter, but only so long as such continuance is specifically approved at least annually (a) by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust, or, with respect to the Fund, by the vote of a majority of the outstanding voting securities of such Fund of the Trust. The aforesaid requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder and any applicable SEC exemptive order therefrom.


    This Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, by the vote of a majority of the outstanding voting securities of the Fund or by the Trust's Board of Trustees on 60 days' written notice to you, or by you on 60 days' written notice to the Trust. This Agreement shall terminate automatically in the event of its assignment.


    <*>10.</*><#>9.</#>  AMENDMENT OF THIS AGREEMENT.  No provision of this
Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved in a manner consistent with the 1940 Act and rules and regulations thereunder and any applicable SEC exemptive order therefrom.



    <*>11.</*><#>10.</#>  LIMITATION OF LIABILITY FOR CLAIMS.  The Declaration,
a copy of which, together with all amendments thereto, is on file in the Office of the Secretary of The Commonwealth of Massachusetts, provides that the name "AARP Income Trust" refers to the Trustees under the Declaration collectively as Trustees and not as individuals or personally, and that no shareholder of any Fund of the Trust, or Trustee, officer, employee or agent of the Trust, shall be subject to claims against or obligations of the Trust or of any Fund of the Trust to any extent whatsoever, but that the Trust estate only shall be liable.


    You are hereby expressly put on notice of the limitation of liability as set forth in the Declaration and you agree that the obligations assumed by the Trust on behalf of the Fund pursuant to this Agreement shall be limited in all cases to the applicable Fund and its assets, and you shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Fund or any other series of the Trust, or from any Trustee, officer, employee or agent of the Trust. You understand that the rights and obligations of the Fund, or series, under the Declaration are separate and distinct from those of any and all other series.


    <*>12.</*><#>11.</#>  MISCELLANEOUS.  The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


    In interpreting the provisions of this Agreement, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of "affiliated person," "assignment" and "majority of the outstanding voting securities"), as from time to time amended, shall be applied, subject, however, to such exemptions as may be granted by the SEC by any rule, regulation or order.

    This Agreement shall be construed in accordance with the laws of The Commonwealth of Massachusetts, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, or in a manner which would cause the Fund to fail to comply with the requirements of Subchapter M of the Code.

    This Agreement shall supersede all prior investment advisory or management agreements entered into between you and the Trust on behalf of the Fund.


    If you are in agreement with the foregoing, please execute the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Trust, whereupon this letter shall become a binding contract effective as of the date of this Agreement.


                                Yours very truly,

                                <#>AARP INCOME</#><*>SCUDDER INCOME</*> TRUST,
                                on behalf of

                                <#>AARP GNMA and U.S. Treasury</#><*>SCUDDER
                                GNMA</*>Fund

                                By:        ------------------------------
                                President



The foregoing Agreement is hereby accepted as of the date hereof.


                                SCUDDER KEMPER INVESTMENTS, INC.

                                By:        ------------------------------
                                Managing Director

                                                                       EXHIBIT B

                INVESTMENT OBJECTIVES, ADVISORY FEES AND ASSETS
                                       OF
               FUNDS ADVISED BY SCUDDER KEMPER INVESTMENTS, INC.


FUND                              OBJECTIVE                FEE RATE              ASSETS
----                              ---------                --------              ------
SCUDDER FUNDS(+)

U.S. INCOME FUNDS

  Scudder Corporate Bond    High income.           0.650% of net assets++    $   37,000,000
    Fund

  Scudder GNMA Fund         High income.           0.650% to $200 million    $  393,000,000
                                                   0.600% next $300 million
                                                   0.550% thereafter

  Scudder Income Fund       A high level of        0.650% to $200 million    $  786,000,000
                            income while managing  0.600% next $300 million
                            its portfolio in a     0.550% thereafter++
                            way consistent with
                            the prudent
                            investment of
                            capital.

CLOSED END FUNDS

  Montgomery Street Income  High level of current  0.500% to $150 million    $  189,000,000
    Securities, Inc.        income consistent      0.450% next $50 million
                            with prudent           0.400% thereafter
                            investment risks
                            through a diversified
                            portfolio primarily
                            of debt securities.
                            Capital appreciation
                            is a secondary
                            objective.

AARP FUNDS(+)

  AARP Bond Fund for        High level of current  Program Fee               $  209,000,000
    Income                  income while actively  0.350% to $2 billion
                            seeking to reduce      0.330% next $2 billion
                            downside risk as       0.300% next $2 billion
                            compared with other    0.280% next $2 billion
                            bond funds.            0.260% next $3 billion
                                                   0.250% next $3 billion
                                                   0.240% thereafter++
                                                   INDIVIDUAL FUND FEE
                                                   0.280% of net assets++

KEMPER FUNDS(+)

INCOME FUNDS

  Kemper Strategic Income   High current return.   0.580% to $250 million    $  720,065,000
    Fund                                           0.550% next $750 million
                                                   0.530% next $1.5 billion
                                                   0.510% next $2.5 billion
                                                   0.480% next $2.5 billion
                                                   0.460% next $2.5 billion
                                                   0.440% next $2.5 billion
                                                   0.420% thereafter

FUND                              OBJECTIVE                FEE RATE              ASSETS
----                              ---------                --------              ------
  Kemper Income and         As high a level of     0.550% to $250 million    $  496,191,000
    Capital Preservation    current income as is   0.520% next $750 million
    Fund                    consistent with        0.500% next $1.5 billion
                            reasonable risk,       0.480% next $2.5 billion
                            preservation of        0.450% next $2.5 billion
                            capital and ready      0.430% next $2.5 billion
                            marketability of its   0.410% next $2.5 billion
                            portfolio by           0.400% thereafter
                            investing primarily
                            in a diversified
                            portfolio of
                            investment grade debt
                            securities

  Kemper Short-Term U.S.    High current income    0.550% to $250 million    $  201,414,000
    Government Fund         and preservation of    0.520% next $750 million
                            capital.               0.500% next $1.5 billion
                                                   0.480% next $2.5 billion
                                                   0.450% next $2.5 billion
                                                   0.430% next $2.5 billion
                                                   0.410% next $2.5 billion
                                                   0.400% thereafter

  Kemper U.S. Government    High current income,   0.450% to $250 million    $2,982,945,000
    Securities Fund         liquidity and          0.430% next $750 million
                            security of            0.410% next $1.5 billion
                            principal.             0.400% next $2.5 billion
                                                   0.380% next $2.5 billion
                                                   0.360% next $2.5 billion
                                                   0.340% next $2.5 billion
                                                   0.320% thereafter

  Kemper U.S. Mortgage      Maximum current        0.550% to $250 million    $1,806,277,000
    Fund                    return from U.S.       0.520% next $750 million
                            Government             0.500% next $1.5 billion
                            securities.            0.480% next $2.5 billion
                                                   0.450% next $2.5 billion
                                                   0.430% next $2.5 billion
                                                   0.410% next $2.5 billion
                                                   0.400% thereafter

CLOSED-END FUNDS

  Kemper High Income Trust  Highest current        0.850% to $250 million    $  237,330,000
                            income obtainable      0.750% thereafter
                            consistent with
                            reasonable risk with
                            capital gains
                            secondary.

  Kemper Intermediate       High current income    0.800% of net assets(1)   $  242,705,000
    Government Trust        consistent with
                            preservation of
                            capital by investing
                            in U.S. and foreign
                            government
                            securities.

  Kemper Multi-Market       High current income    0.850% of net assets(2)   $  195,325,000
    Income Trust            consistent with
                            prudent total return
                            asset management.

FUND                              OBJECTIVE                FEE RATE              ASSETS
----                              ---------                --------              ------
ANNUITY PRODUCTS

  Kemper Government         High current income    0.550% of net assets      $  146,389,000
    Securities Portfolio    consistent with
                            preservation of
                            capital.

  Kemper Investment Grade   High current income.   0.600% of net assets      $   70,978,000
    Bond Portfolio

  Kemper Total Return       High total return      0.550% of net assets      $  952,485,000
    Portfolio               through a combination
                            of income and capital
                            appreciation.


------------------------------

+ The information provided is shown as of the end of each Fund's last fiscal year, unless otherwise noted.

++  Subject to waivers and/or expense limitations.
(1) Payable in the aggregate for each of the Government Securities Portfolio, Money Market Portfolio and Tax-Exempt Portfolio series of Cash Account
    Trust.
(2)   Based on average weekly net assets.

                                   APPENDIX 1

              TRUSTEES AND OFFICERS ASSOCIATED WITH SCUDDER KEMPER

        NAME            POSITION WITH TRUST    ASSOCIATION WITH SCUDDER KEMPER
        ----          -----------------------  -------------------------------
Linda C. Coughlin     Trustee, President       Managing Director of Scudder
                                               Kemper
William F. Glavin,    Vice President           Managing Director of Scudder
Jr.                                            Kemper
Ann M. McCreary       Vice President           Managing Director of Scudder
                                               Kemper
James Masur           Vice President           Senior Vice President of
                                               Scudder Kemper
John Millette         Vice President,          Vice President of Scudder
                      Assistant Secretary      Kemper
James W. Pasman       Vice President           Senior Vice President of
                                               Scudder Kemper
Kathryn L. Quirk      Vice President,          Managing Director, Chief Legal
                      Secretary                Officer, Chief Compliance
                                               Officer, Secretary of Scudder
                                               Kemper
John R. Hebble        Treasurer                Senior Vice President of
                                               Scudder Kemper
Esther Canja          Trustee                  President-Elect of AARP (to
                                               assume the Presidency in
                                               May 2000)

                                   APPENDIX 2

                   FUND SHARES OWNED BY NOMINEES AND TRUSTEES

    Many of the nominees and Trustees own shares of the series of the Trust and of other funds in the Scudder Family of Funds and AARP Funds, allocating their investments among such funds based on their individual investment needs. The following table sets forth, for each nominee and Trustee, the number of shares owned in each series of the Trust as of January 31, 2000. The information as to beneficial ownership is based on statements furnished to the Trust by each nominee and Trustee. Unless otherwise noted, beneficial ownership is based on sole voting and investment power. Each nominee's and Trustee's individual shareholdings of any series of the Trust constitute less than 1% of the outstanding shares of such fund. As a group, the Trustees and officers own less than 1% of the shares of any series of the Trust.

                                             AARP                           AARP HIGH QUALITY
                                          BOND FUND      AARP GNMA AND       SHORT TERM BOND
                                          FOR INCOME   U.S. TREASURY FUND         FUND
                                          ----------   ------------------   -----------------
Carole Lewis Anderson...................        0               0                  0
Adelaide Attard.........................        0             608(4)               0
Henry P. Becton, Jr.(1).................        0               0                  0
Robert N. Butler, M.D...................        0               0                  0
Esther Canja............................        0             140(5)               0
Linda C. Coughlin(1)....................        0               0                  0
Dawn-Marie Driscoll(1)..................        0              35                  0
Edgar R. Fiedler(1).....................        0              94                  0
Lt. Gen. Eugene P. Forrester............        0               0                285
Keith R. Fox(1).........................        0               0                  0
Dr. George L. Maddox, Jr................        0               0                  0
Robert J. Myers.........................        0           3,821                  0
James H. Schulz.........................        0             846                  0
Dr. Gordon Shillinglaw..................    3,955             963(6)             472(8)
Joan Edelman Spero(2)...................        0               0                  0
Jean Gleason Stromberg(2)...............        0               0                  0
Jean C. Tempel(1).......................        0               0                  0
Steven Zaleznick(3).....................        0               0                  0
All Trustees and Officers as a Group....    3,955           6,507(7)             757(9)

------------------------------

 (1) Nominee's total aggregate holdings in each series of the Trust listed and all other funds in the Scudder Family of Funds and AARP Funds was over $100,000.

 (2) Nominee's total aggregate holdings in each series of the Trust listed and all other funds in the Scudder Family of Funds and AARP Funds ranged between $50,000 and $100,000.

 (3) Nominee's total aggregate holdings in each series of the Trust listed and all other funds in the Scudder Family of Funds and AARP Funds was $0.

 (4) Ms. Attard's shares in AARP GNMA and U.S. Treasury Fund are held with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

 (5) Ms. Canja's shares in AARP GNMA and U.S. Treasury Fund are held with shared investment and voting power.

 (6) Dr. Shillinglaw's shares in AARP GNMA and U.S. Treasury Fund are held with shared investment and voting power.

 (7) As a group, as of January 31, 2000, the Trustees and officers of AARP GNMA and U.S. Treasury Fund held 4,796 shares with sole voting and investment power, 1,103 shares with shared investment and voting power, and 608 shares with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

 (8) Dr. Shillinglaw's shares in AARP High Quality Short Term Bond Fund are held with shared investment and voting power.

 (9) As a group, as of January 31, 2000, the Trustees and officers of AARP High Quality Short Term Bond Fund held 285 shares with sole voting and investment power and 472 shares with shared investment and voting power.

    For more information, please call Shareholder Communication
    Corporation, your Fund's information agent at 1-800-605-1203.


                                                                     AA GNMA UST

                                              FORM OF PROXY


                       [LOGO]                                              YOUR VOTE IS IMPORTANT!
                     [ADDRESS]
                                                                             VOTE TODAY BY MAIL,
                                                                      TOUCH-TONE PHONE OR THE INTERNET
                                                                      CALL TOLL FREE 1-XXX-XXX-XXXX OR
                                                                      LOG ON TO WWW.PROXYWEB.COM/XXXXX

*** CONTROL NUMBER: XXX XXX XXX XXX XX ***          PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING.

AARP GNMA AND U.S. TREASURY FUND


PROXY             SPECIAL MEETING OF SHAREHOLDERS - JULY 11, 2000


         The undersigned hereby appoints John Millette, Kathryn L. Quirk and John R. Hebble, and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of the above-referenced fund (the "Fund") which the undersigned is entitled to vote at the Special Meeting of
Shareholders of the Fund to be held at the offices of Scudder Kemper Investments, Inc., Two International
Place, Boston, MA 02110, on July 11, 2000 at 2:00 p.m., Eastern time, and at any adjournments thereof.

                                                              PLEASE SIGN AND RETURN PROMPTLY IN THE
                                                              ENCLOSED ENVELOPE.  NO POSTAGE IS REQUIRED.

                                                              Dated ____________________________, 2000

                                                              PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES
                                                              APPEAR. WHEN SIGNING AS AN ATTORNEY,
                                                              EXECUTOR, ADMINISTRATOR, TRUSTEE OR
                                                              GUARDIAN, PLEASE GIVE YOUR FULL TITLE
                                                              AS SUCH.

                                                                 -------------------------------------------
                  [NAME]
                  [ADDRESS]
                                                                 -------------------------------------------
                                                                       SIGNATURE(S) OF SHAREHOLDER(S)


                       [LOGO]                                              YOUR VOTE IS IMPORTANT!
                     [ADDRESS]
                                                                             VOTE TODAY BY MAIL,
                                                                      TOUCH-TONE PHONE OR THE INTERNET
                                                                      CALL TOLL FREE 1-XXX-XXX-XXXX OR
                                                                      LOG ON TO WWW.PROXYWEB.COM/XXXXX

                        PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING.

         ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED. IF NO INSTRUCTIONS ARE INDICATED ON A
PROPERLY EXECUTED PROXY, THE PROXY WILL BE VOTED FOR APPROVAL OF THE PROPOSALS.

THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF THE FUND.  THE BOARD OF TRUSTEES RECOMMENDS A
VOTE FOR THE PROPOSALS.

                                PLEASE VOTE BY FILLING IN THE BOXES BELOW.

                                                                            FOR ALL        WITHHOLD
                                                                            NOMINEES       AUTHORITY TO
                                                                            LISTED         VOTE FOR ALL
                                                                            (EXCEPT AS     NOMINEES LISTED
                                                                            NOTED IN
                                                                            SPACE
                                                                            PROVIDED)
PROPOSAL 1
To elect Trustees to hold office until their respective successors have     / /            / /
been duly elected and qualified or until their earlier resignation or removal.

NOMINEES:
(01) Henry P. Becton, Jr. (02) Linda C. Coughlin (03) Dawn-Marie Driscoll (04)
Edgar R. Fiedler (05) Keith R. Fox (06) Joan Edelman Spero (07) Jean Gleason
Stromberg (08) Jean C. Tempel (09) Steven Zaleznick

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
WRITE THE NAME(S) ON THE LINE IMMEDIATELY BELOW.

-----------------------------------------------------------------------------
PROPOSAL 2                                                                  FOR            AGAINST           ABSTAIN
----------
To approve a new investment management agreement between the Fund and       / /            / /               / /
Scudder Kemper Investments, Inc.

PROPOSAL 3                                                                  FOR            AGAINST           ABSTAIN
----------
To ratify the selection of PricewaterhouseCoopers LLP as the Fund's         / /            / /               / /
independent accountants for the current fiscal year.

THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION ON ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING
AND ANY ADJOURNMENTS THEREOF.

                                       PLEASE SIGN ON REVERSE SIDE